Exhibit 10.1

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (this “Agreement”) is made and entered into effective as of September 29, 2011 (the “Effective Date”) between, on the one hand, Intellect Neurosciences, Inc., a corporation organized under the laws of Delaware (“Intellect Neurosciences”) and Intellect USA, Inc., a corporation organized under the laws of Delaware (“Intellect USA” and, collectively with Intellect Neurosciences, “INS”), and, on the other hand, ViroPharma Incorporated, a corporation organized under the laws of Delaware (“ViroPharma”).  INS and ViroPharma are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, INS owns or controls certain information, data and intellectual property relating to a chemical compound known as OX1;

WHEREAS, ViroPharma desires to develop and commercialize one or more products relating to such data and intellectual property;

WHEREAS, INS desires to grant certain licenses to ViroPharma, and ViroPharma desires to obtain certain licenses from INS, to develop and commercialize one or more such products in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Parties acknowledge and agree that INS currently has and will have development and commercialization programs, including, but not limited to, with respect to Alzheimer’s Disease, that are unrelated to this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants of the Parties contained herein, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1
DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “Academic Indemnitees” has the meaning set forth in Section 11.1.2.

1.2 “Academic License” means the Amended and Restated License Agreement, effective as of September 29, 2011, by and among NYU, SAMSF and Intellect USA, Inc.

1.3 “Academic Losses” has the meaning set forth in Section 11.1.2.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.4 “Acceptance” means, with respect to an NDA, the occurrence of the earlier of:  (a) the expiration of the period specified in applicable regulations for any notice by the FDA that such NDA will not be accepted for review, without ViroPharma or one of its Affiliates having received such notice from the applicable Regulatory Authority; or (b) the receipt by ViroPharma or one of its Affiliates from the applicable Regulatory Authority that the NDA will be accepted for review, provided that in any case, if no such period for acceptance is provided for in the applicable regulations, then the NDA shall be deemed “accepted” on the date such NDA was submitted.

1.5 “Acquisition” with respect to a Party, means a merger, acquisition (whether of all of the stock or all or substantially all of the assets of a Person or any operating or business division of a Person) or similar transaction by or with the Party, other than a Change in Control of the Party.

1.6 “Affiliate” means, with respect to a Party, licensee or sublicensee, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party, licensee or sublicensee, as the case may be.  For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” as used with respect to a Person (including a Party, licensee or sublicensee) means (a) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person (including a Party, licensee or sublicensee), whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (including a Party, licensee or sublicensee).

1.7 “Agreement” has the meaning set forth in the Preamble.

1.8 “***” means (a) the ***, other than *** and ***, and also (b) the *** in ***, and includes the ***.

1.9 “Applicable Law” means applicable laws, rules and regulations, including but not limited to any rules, regulations, guidelines or other requirements of any Regulatory Authority, that may be in effect from time to time.

1.10 “Asset Transfer Agreement” has the meaning set forth in Section 10.3.6.

1.11 “Board of Directors” has the meaning set forth in Section 1.18.1.

1.12 “Breaching Party” has the meaning set forth in Section 12.2.

1.13 “Business Day” means a day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are required or permitted by law to remain closed.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.14 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1.

1.15 “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31.

1.16 “***” has the meaning set forth in Section 10.3.12.

1.17 “***” has the meaning set forth in Section 10.3.12.

1.18 “Change in Control,” with respect to a Party, shall be deemed to have occurred if any of the following occurs after the Effective Date:

1.18.1.   any “person” or “group” (as such terms are defined below) (a) is or becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of such Party then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of such Party representing fifty percent (50%) or more of the total voting power of all outstanding classes of Voting Stock of such Party or (b) has the power, directly or indirectly, to elect a majority of the members of the Party’s board of directors or similar governing body (“Board of Directors”); or

1.18.2.   such Party enters into a merger, consolidation or similar transaction with another Person (whether or not such Party is the surviving entity) and as a result of such merger, consolidation or similar transaction (a) the members of the Board of Directors of such Party immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of such Party or such surviving Person immediately following such transaction or (b) the Persons that beneficially owned, directly or indirectly, the shares of Voting Stock of such Party immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of such Party representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving Person in substantially the same proportions as their ownership of Voting Stock of such Party immediately prior to such transaction; or

1.18.3.   such Party sells or transfers to any Third Party, in one or more related transactions, properties or assets representing all or substantially all of such Party’s consolidated total assets; or

1.18.4.   the holders of capital stock of such Party approve a plan or proposal for the liquidation or dissolution of such Party.

For the purpose of this definition of Change in Control, (a) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act, (b) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act, and (c) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.”

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.19 “Clinical Data” means all Information with respect to the Licensed Products made, collected or otherwise generated under or in connection with the Clinical Trials for the Licensed Products, including any data, reports and results with respect thereto.

1.20 “Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, Phase IV Clinical Trial or Phase V Clinical Trial and such other tests and studies in humans that are required by Applicable Law to obtain or maintain Regulatory Authorization of a Licensed Product, and “Clinical Trials” means all of the foregoing clinical trials.

1.21 “Commercialization” means any and all activities (whether before or after Regulatory Authorization) directed to the marketing, detailing and promotion of the Licensed Products after Regulatory Authorization for commercial sale has been obtained, and shall include marketing, promoting, detailing, marketing research, Manufacturing, distributing, offering to commercially sell and commercially selling the Licensed Products, importing, exporting or transporting the Licensed Products for commercial sale and regulatory affairs with respect to the foregoing.  When used as a verb, “Commercializing” means engaging in Commercialization and “Commercialize” and “Commercialized” shall have corresponding meanings.

1.22 “Commercially Reasonable Efforts” means, with respect to the research, Development, Commercialization or other Exploitation of a particular Licensed Product, the efforts and resources commonly used in the research-based pharmaceutical industry for products with similar commercial and scientific potential, taking into account all relevant factors including, as applicable and without limitation, stage of development, mechanism of action, efficacy and safety relative to competitive products in the marketplace, actual or anticipated Regulatory Authority approved labeling, the nature and extent of market exclusivity (including patent coverage and regulatory exclusivity), cost and likelihood of obtaining Commercialization Regulatory Approval, and actual or projected profitability, in all cases, as applicable, on a market-by-market and indication-by-indication basis for a particular Licensed Product.

1.23 “Competitor” means any Person that derives a material portion of its revenues from *** or *** intended for ***, which ***, in the case of *** or ***, are the subject of *** for *** and, in the case of *** or *** and ***, which are directly competitive in *** or *** with *** or *** or *** from which ***, and, in the *** or ***, for which *** has *** or *** in the ***.

1.24 “Confidential Information” has the meaning set forth in Section 9.1.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.25 “Control” means, with respect to any item of Information, Regulatory Documentation, Patent, Trademark or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise (other than by operation of any license and other grants hereunder), to assign or grant a license, sublicense or other right to or under such Information, Regulatory Documentation, Patent, Trademark or other intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party, including the Academic License.  With respect to any intellectual property rights owned by a Third Party and Controlled under the terms of a license or other agreement, a Party will be deemed to Control such intellectual property rights solely to the extent that the applicable agreement remains in effect and permits such Control, and the grant of rights in such intellectual property is conditioned on the acceptance by the Party granted such rights of any undertaking or obligations established by the applicable license or other agreement.

1.26 “Data Exclusivity” means a marketing or data exclusivity right conferred as a result of (a) designation as a drug for rare diseases or conditions under Sections 525 et seq. of the FDC Act, (b) an exclusive right to sell under an NDA pursuant to Section 505(j)(5)(F)(ii), (iii) and (iv) or 505(c)(3)(E)(ii), (iii) and (iv) of the FDC Act or any relevant subsequent legislation, rules or regulations, (c) the exclusive right granted by the FDA upon completion of pediatric studies requested by the FDA under Section 505A of the FDC Act, (d) Article 10 of EU Directive 2001/83/EC and/or Article 3(3) of EU Regulation 726/2004/EC or (e) EU Regulations 141/2000/EC and/or 847/2000/EC, as applicable, or any equivalent or similar rights in the Territory, successor legislations of any of the foregoing or subsequent legislation that has the effect of extending marketing or data exclusivity right to a pharmaceutical product.

1.27 “Development” means all activities related to pre-clinical and clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Trials, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Regulatory Documentation, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining, maintaining or modifying a Regulatory Authorization.  When used as a verb, “Develop” means to engage in Development.

1.28 “Dispute” has the meaning set forth in Section 13.7.1.

1.29 “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.  As of the Effective Date, the member countries of the EU are Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.30 “Exploit” means to make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of, and “Exploitation” means the act of Exploiting a product or process.

1.31 “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.32 “FDC Act” means the  Federal Food, Drug, and Cosmetic Act, as amended.

1.33 “Field” means all use of Licensed Products in humans and animals, including (a) all indications of Licensed Products for the diagnosis, treatment, management or prevention of any disease or condition in humans or animals and (b) all consumption of Licensed Products by humans or animals (including by way of *** or ***).

1.34 “First Commercial Sale” means, with respect to a Licensed Product and country, the first sale for use of such Licensed Product in such country after any and all Regulatory Authorizations necessary for commercial sale of such Licensed Product in such country have been obtained.

1.35 “GAAP” means United States generally accepted accounting principles consistently applied.

1.36 “Good Manufacturing Practice” or “GMP” means the current good manufacturing practices applicable from time to time to the manufacturing of a Licensed Product or any intermediate thereof pursuant to Applicable Law.

1.37 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.

1.38 “Improvements” means any and all Information and inventions that are conceived, discovered, developed or otherwise made by or on behalf of a Party or the Parties in connection with the work conducted under or in connection with this Agreement, whether patentable or not.

1.39 “IND” means an investigational new drug application as defined in the FDC Act, and the regulations promulgated thereunder, submitted to the FDA for authorization to commence Clinical Trials or its equivalent in other countries or regulatory jurisdictions.

1.40 “Indemnification Claim Notice” has the meaning set forth in Section 11.3.

1.41 “Indemnified Party” has the meaning set forth in Section 11.3.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.42 “Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, expressed ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including:  biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols; assays and biological methodology (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form known as of the Effective Date or hereafter developed.

1.43 “Initial Regulatory Authorization” of a Licensed Product for an indication means (a) with respect to the United States, the approval by the FDA and, (b) with respect to a country or jurisdiction other than the United States, the approval by the applicable Regulatory Authorities of the NDA with respect to such Licensed Product for such indication in the applicable regulatory jurisdiction.

1.44 “Initiate” means, with respect to a Clinical Trial, the first date that a subject or patient is dosed in such Clinical Trial.

1.45 “INS” has the meaning set forth in the Preamble.

1.46 “INS Know-How” means all Information Controlled by INS or any of its Affiliates as of the Effective Date or at any time during the term of this Agreement to the extent such Information or any portion thereof could be considered infringed or misappropriated by the practice of the OX1 Technology, absent the license granted herein whether or not patented or patentable, but excluding any Information to the extent covered or claimed by published INS Patents.

1.47 “INS Patents” means all of the Patents that are Controlled by INS or any of its Affiliates as of the Effective Date or at any time during the term of this Agreement to the extent such Patents include one or more Valid Claims which would be infringed by the practice of the OX1 Technology, absent the license granted herein.  Without limitation of the foregoing, the INS Patents shall include those Patents listed on Schedule 1.47, and any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates, and any international or foreign equivalent of any Patent listed in such Schedule.

1.48 “INS Technology” means the INS Know-How and the INS Patents.

1.49 “Invoiced Sales” has the meaning set forth in Section 1.57.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.50 “Knowledge” means the good faith understanding of any vice president, any senior vice president, or the president or chief executive officer of a Party of the facts and information then in such individual’s possession and, *** and ***, after due inquiry.

1.51 “Labeling” means, with respect to a Licensed Product and country or regulatory jurisdiction, (a) the Regulatory Authority-approved full prescribing information for such Licensed Product for such country, including any required patient information and (b) all labels and other written, printed or graphic matter upon a container, wrapper or otherwise, including any package insert, utilized with or for the marketing, sale or other Commercialization of such Licensed Product in such country.

1.52 “Licensed Product” means any form or dosage of pharmaceutical, biological or other composition or preparation in finished form labeled and packaged for sale by prescription, over-the-counter, as ***, as *** or by any other method that (a) contains OX1 (including a product that contains OX1 together with one or more other ingredients (which may be either combined in a single formulation or bundled with separate formulations but sold as one product)); and (b) the Development, Manufacture, Commercialization, or Exploitation of which utilizes or practices the OX1 Technology or any portion thereof.

1.53 “Listed Orphan Indication(s)” means each and any of the following: ***, and ***.

1.54 “Losses” has the meaning set forth in Section 11.1.1.

1.55 “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, formulation, filling, finishing, packaging, labeling, shipping, handling, holding, storage and warehousing of a Licensed Product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

1.56 “Mindset (USA)” has the meaning set forth in Section 10.3.6.

1.57 “NDA” means a new drug application as defined in the FDC Act, and the regulations promulgated thereunder, or any corresponding application for Regulatory Authorization in a country or jurisdiction other than the United States.

1.58 “Net Sales” shall mean, for any period, the gross amount invoiced by ViroPharma, its Sublicensees or any of its or their respective Affiliates for the sale or transfer of Licensed Products (the “Invoiced Sales”), less deductions for:  (a) normal and customary trade, quantity and cash discounts, credits, and sales returns and allowances, including (i) those granted on account of price adjustments, billing errors, rejected goods, damaged goods and returns, (ii) administrative and other fees and reimbursements and similar payments actually made to wholesalers and other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers and other customers or institutions in connection with the sale of Licensed Products, (iii) allowances, rebates and fees incurred on the sale of Licensed Product, and (iv) chargebacks; (b) freight, postage, shipping and insurance expenses to the extent that such items are incurred on the sale of Licensed Product; (c) customs and excise duties and other duties related to the sales to the extent that such items are incurred on the sale of Licensed Product; (d) rebates and similar adjustments made with respect to sales paid for by any governmental or regulatory authority; (e) sales and other taxes and duties directly related to the sale or delivery of Licensed Product(s) (but not including taxes assessed against the income derived from such sale); (f) any other similar and customary deductions that are substantially similar to any of the foregoing; and (g)  any such invoiced amounts that are not collected by ViroPharma, its Sublicensees or any of its or their respective Affiliates; provided that such uncollected amount shall not exceed two percent (2%) of the invoiced amounts, less deductions under clauses (a) through (f) above.  Deductions pursuant to clause (g) above shall be taken in the Calendar Quarter in which the bad debt was recorded.  For purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions of such Licensed Product for use in any pre-clinical experiment, research or in any Clinical Trial or as samples, in each case, without charge or for a de minimis charge.  ViroPharma’s, any of its Sublicensee’s or its or their respective Affiliate’s transfer of Licensed Product to an Affiliate or Sublicensee shall not result in any Net Sales, unless such Licensed Product is used by such Affiliate or Sublicensee in the course of its commercial activities.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.59 “NYU” means New York University.

1.60 “Orphan Indication” means (a) a disease or condition that affects fewer than 200,000 people in the United States or, if the drug is a vaccine, diagnostic drug, or preventive drug, the persons to whom the drug will be administered in the United States are fewer than 200,000 per year or (b) a disease or condition that meets the applicable requirements of other Regulatory Authorities.

1.61 “OX1” means: (a) 3-(3-indolyl) propionic acid or more commonly indole-3-propionic acid or 3-IPA, including but not restricted to *** and ***, and ***; and (b) ***.

1.62 “OX1 Technology” means (a) all chemical forms, compositions and methods of making OX1, and/or (b) all methods for the diagnosis, prevention and/or treatment of diseases and conditions, which methods employ OX1.

1.63 “Party” and “Parties” has the meaning set forth in the Preamble.

1.64 “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed which are entitled to claim priority from such patents, patent applications or provisional applications, including divisionals, continuations, continuations-in-part (other than with respect to new subject matter that would not otherwise be covered in this Agreement), provisionals, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)).

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.65 “Payments” has the meaning set forth in Section 6.4.1.

1.66 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.67 “Phase I Clinical Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients.  A Phase I Clinical Trial shall be deemed to have commenced when the first patient in such study has been dosed.

1.68 “Phase II Clinical Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is an initial determination of safety and efficacy in the target patient population.  A Phase II Clinical Trial shall be deemed to have commenced when the first patient in such study has been dosed.

1.69 “Phase III Clinical Trial” means a human clinical trial of a Licensed Product the purpose of which is to establish the safety and efficacy of the Licensed Product for its intended use in the patient population for which it is intended and to serve as the basis for Regulatory Authorization.  A Phase III Clinical Trial shall be deemed to have commenced when the first patient in such study has been dosed.

1.70 “Phase IV Clinical Trial” means a post-registration human clinical trial conducted in any country or countries and required as a condition to, or for the maintenance of, any Regulatory Authorization for a Licensed Product.

1.71 “Phase V Clinical Trial” means a post-registration human clinical trial conducted in any country or countries and not required as a condition to, or for the maintenance of, any Regulatory Authorization for a Licensed Product in the Territory.  For avoidance of doubt, such Phase V Clinical Trials are commonly referred to as “marketing” Clinical Trials.

1.72 “Product Trademarks” means, with respect to a Licensed Product, the Trademark(s) for such Licensed Product used by ViroPharma or its Affiliates or its or their respective Sublicensees on or in connection with such Licensed Product (but excluding any ViroPharma corporate name or similar designation) and any registrations thereof or any pending applications relating thereto.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.73 “Recalls” has the meaning set forth in Section 8.2.

1.74 “Regulatory Authority” means any supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entity, including FDA, and notified authority regulating or otherwise exercising authority with respect to the Exploitation (including the determination of pricing/reimbursement) of Licensed Products in any country or other jurisdiction.

1.75 “Regulatory Authorization” means, with respect to a Licensed Product and country or regulatory jurisdiction, any and all approvals, registrations, certificates, licenses or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market or otherwise Commercialize such Licensed Product in such country or regulatory jurisdiction, including, where applicable: (a) pricing or reimbursement approval in such country or regulatory jurisdiction; (b) pre- and post-approval manufacturing and marketing authorizations (including any prerequisite marketing approval or authorization related thereto); (c) labeling approval; and (d) technical, medical and scientific licenses.

1.76 “Regulatory Documentation” means, with respect to any Licensed Product, all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from the Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), and all supporting documents and all Clinical Trials and tests, in each case, relating to the Licensed Product, and all data contained in any of the foregoing, including promotion documents, Clinical Data, period safety update reports, adverse event files and complaint files, Manufacturing records (including any chemistry, manufacturing or control data) and, if applicable, any updates or supplements to any of the foregoing.

1.77 “SAMSF” means the South Alabama Medical Science Foundation.

1.78 “Sublicensee” means a Person, other than an Affiliate, that is granted a sublicense by ViroPharma under the license grants in Section 2.1, as provided in Section 2.2.

1.79 “Territory” means the entire world.

1.80 “Third Party” means any Person other than INS, ViroPharma and their respective Affiliates.

1.81 “Third Party Claims” has the meaning set forth in Section 11.1.1.

1.82 “Trademark” shall include any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.83 “United States” means the United States of America, its territories and possessions (including the District of Columbia and Puerto Rico).

1.84 “Valid Claim” means, with respect to a particular country, (a) any claim of an issued and unexpired Patent in such country that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; or (b) a claim contained in a pending Patent application that was filed prior to the Effective Date and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application, provided that such prosecution has not been ongoing for more than *** from the date such Patent application was filed.

1.85 “VAT” has the meaning set forth in Section 6.4.2.

1.86 “ViroPharma” has the meaning set forth in the Preamble.

1.87 “ViroPharma Improvements” has the meaning set forth in Section 7.1.2.

1.88 “ViroPharma Know-How” means all Information (including ViroPharma Improvements and Clinical Data) Controlled by or on behalf of ViroPharma, its Sublicensees or any of its or their respective Affiliates as of the Effective Date or at any time during the term of this Agreement that is used by or on behalf of ViroPharma, its Sublicensees or any of its or their respective Affiliates, pursuant to this Agreement, in the development, commercialization or other Exploitation of Licensed Products, to the extent necessary or useful in the Exploitation of Licensed Products, whether or not patented or patentable.

1.89 “ViroPharma Patents” means any Patent that claims or covers (a) any ViroPharma Improvement or (b) any other Improvement that is conceived or reduced to practice, or that is otherwise Controlled (other than by virtue of the licenses granted hereunder), by or on behalf of ViroPharma, its Sublicensees or any of its or their respective Affiliates under or in connection with the research, development, commercialization or other Exploitation of the Licensed Products and, in either case ((a) or (b)), is reasonably commercially relevant to the Exploitation of Licensed Products.

1.90 “ViroPharma Technology” means ViroPharma Improvements, ViroPharma Know-How and ViroPharma Patents.

1.91 “Voting Stock” has the meaning set forth in Section 1.18.1.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 2
GRANT OF RIGHTS; MAINTENANCE OF ACADEMIC LICENSE; COVENANT NOT TO COMPETE

2.1  Grants to ViroPharma.

2.1.1.   Subject to the terms and conditions of this Agreement, INS hereby grants to ViroPharma:

(a) an exclusive (including with regard to INS and its Affiliates), royalty-bearing right and license, with the right to grant sublicenses in accordance with Section 2.2, under the INS Technology (excluding the INS Technology licensed to INS under the Academic License), to import, make, have made, use, sell, offer for sale, and otherwise Exploit Licensed Products in the Field in the Territory;

(b) an exclusive (including with regard to INS and its Affiliates) right of reference, with the right to grant sublicenses and further rights of reference in accordance with Section 2.2, under the Regulatory Documentation Controlled by INS or any of its Affiliates, if any, to Exploit the Licensed Products in the Field in the Territory; and

(c) subject to the terms of the Academic License, an exclusive sublicense to the INS Technology licensed to INS under the Academic License to import, make, have made, use, sell, offer for sale, and otherwise Exploit Licensed Products in the Territory.

2.2  Sublicenses.  The rights and licenses granted to ViroPharma under Section 2.1 shall include the right to grant sublicenses (or further rights of reference), through multiple tiers of Sublicensees, provided that ViroPharma shall provide to INS a written notice setting forth in reasonable detail the nature of such sublicense and the identity of the Sublicensee, unless such sublicenses are granted by ViroPharma in connection with Development activities or to Third Party distributors, or other ordinary course Sublicensees, in which case no such notice shall be necessary.  ViroPharma will assure that any Sublicensee at any tier shall be required to perform its obligations in a manner materially consistent with ViroPharma’s obligations under this Agreement and the Academic License, and ViroPharma hereby guarantees the performance of its Affiliates and Sublicensees pursuant to the terms of such sublicense agreements; provided, however, the grant of all such sublicenses shall not relieve ViroPharma of its obligations under this Agreement, except to the extent such obligations are satisfactorily performed by such Sublicensee.  Any such sublicenses shall be consistent with and subject to the terms and conditions of this Agreement in all material respects.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.3  No Implied Rights; Reservation of Rights.  For the avoidance of doubt, as between the Parties:

2.3.1.   ViroPharma, its Sublicensees and its and their respective Affiliates shall have no right, express or implied, with respect to the INS Technology except as expressly provided in this Agreement; and

2.3.2.   INS and its Affiliates shall have no right, express or implied, with respect to the ViroPharma Technology except as expressly provided in this Agreement.

2.3.3.   The United States government retains rights in intellectual property funded under any grant or similar contract with a Federal agency pursuant to 35 USC § 200-212.  The sublicenses under the Academic License granted under Section 2.1.1(c) are expressly subject to all applicable United States government rights.

2.4  Maintenance of the Academic License.  Until the expiration or termination of this Agreement:

2.4.1.   INS shall not breach, or commit a default under the Academic License, which breach or default could give rise, whether immediately or with the passage of time, to termination of the Academic License or to any restriction of INS’s rights thereunder in a manner that could adversely affect the rights granted by INS to ViroPharma under this Agreement.

2.4.2.   INS shall exercise all rights under the Academic License to preserve in full the value of such Academic License and shall consult with ViroPharma in the event that any future action or failure to act by INS thereunder could adversely affect the rights granted by INS to ViroPharma under this Agreement.

2.4.3.   Without the prior consent of ViroPharma, INS shall not amend, terminate or allow to lapse the Academic License if such amendment, termination or lapse could adversely affect the rights granted by INS to ViroPharma under this Agreement.

2.4.4.   INS timely shall cause NYU and/or SAMSF, as applicable, to send a copy of any notice or other communication under any Academic License asserting that INS is in breach of any provision thereunder to ViroPharma.  In addition, in the event that INS receives any such notice or other communication, INS shall promptly, and in any case within five (5) Business Days, notify ViroPharma of such notice or other communication.  INS shall promptly remedy such breach or make such payment, failing which ViroPharma shall have the right, at ViroPharma’s sole option, to pay any disputed amounts to NYU and/or SAMSF, as applicable, on behalf of INS and thereafter deduct one hundred percent (100%) of such amounts from any subsequent amounts due from ViroPharma to INS under this Agreement, provided such right is in addition to any other rights or remedies ViroPharma may have under this Agreement.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.5  Non-Compete.

2.5.1.   During the term of this Agreement, except for any activities undertaken in connection with the transfer of the OX1 Technology contemplated by Section 3.2.1, INS (or any successor or assign of INS) shall not, and shall not permit any of its Affiliates (or any successor or assign of any such Affiliate) to, research, develop, market or sell (or enter into any license or sublicense arrangement with any Third Party to effect the foregoing) in the Field in any country in the Territory (a) any pharmaceutical or biological composition, preparation or other type of product (including any over-the-counter product) that contains OX1 (including any such product that contains OX1 together with one or more other ingredients (which may be either combined in a single formulation or bundled with separate formulations but sold as one product)) and/or (b) any *** or *** that contains OX1 (including any such product that contains OX1 together with one or more other ingredients (which may be either combined in a single formulation or bundled with separate formulations but sold as one product)).

2.5.2.   During the term of this Agreement, INS (or any successor or assign of INS) shall not, and shall not permit any of its Affiliates (or any successor or assign of any such Affiliate) to, research, develop, market or sell (or enter into any license or sublicense arrangement with any Third Party to effect the foregoing) in the Field in any country in the Territory any pharmaceutical or biological composition, preparation or other type of product (including any over-the-counter product) that is Developed for a Listed Orphan Indication.

2.5.3.   If a court of competent jurisdiction determines that the restrictions set forth in this Section 2.5 are too broad or otherwise unreasonable under Applicable Law, including with respect to duration, geographic scope or space, the court is hereby requested and authorized by the Parties hereto to revise the foregoing restriction to include the maximum restrictions allowable under Applicable Law.  Each of the Parties hereto acknowledges, however, that (a) this Section 2.5 has been negotiated by the Parties, (b) the geographical and time limitations on activities are reasonable, valid and necessary in light of the circumstances pertaining to the Parties and necessary for the adequate protection of the Licensed Products, and (c) ViroPharma would not have entered in this Agreement without the protection afforded it by this Section 2.5.

ARTICLE 3
DEVELOPMENT

3.1  Development of Licensed Products.

3.1.1.   ViroPharma shall use its Commercially Reasonable Efforts on a continuous basis to Develop a Licensed Product for an Orphan Indication in *** and *** of *** in ***.  As of the Effective Date, ViroPharma acknowledges that its current intent is to use its Commercially Reasonable Efforts to Develop a Licensed Product for the treatment of Friedreich’s Ataxia, which intent may change from time to time.  Without limiting the foregoing, ViroPharma shall (a) Initiate a Phase II Clinical Trial *** of the Effective Date; provided, however, that *** to *** the *** of *** to Initiate the Phase II Clinical Trial *** shall *** a *** of this provision; and (b) *** to *** the *** and the *** to *** for *** from the *** in *** and from the ***; and *** and ***, to ***; provided, however, that the provisions of this Section 3.1.1(b) are subject, ***, in the *** of *** under this Agreement, to *** of a *** to *** for a *** in *** and/or in ***.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.1.2.   ViroPharma shall not be liable to INS for the failure to successfully develop Licensed Products and/or obtain Regulatory Authorizations for Licensed Products in the Territory.

3.2  Technology and Materials Transfer; Introductions and Assistance.

3.2.1.   Technology Transfer.  Without limiting the provisions of Section 3.1, promptly following the Effective Date, the Parties shall coordinate a transfer to ViroPharma of the INS Technology set forth on Schedule 3.2.1.

3.2.2.   Materials Transfer.  Promptly after the Effective Date, the Parties shall coordinate the transfer from INS to ViroPharma of the physical materials relating to Licensed Products set forth on Schedule 3.2.2.

3.2.3.   Introductions and Assistance.

(a) Promptly after the Effective Date, and at ViroPharma’s request, INS shall use its Commercially Reasonable Efforts to facilitate ViroPharma’s entry into manufacturing and/or other services agreements with *** for the provision of services relating to the Development of the Licensed Products as desired by ViroPharma, it being understood and agreed between INS and ViroPharma that ViroPharma will not assume any liabilities or obligations due and owing from INS to *** under the ***.  In addition, INS will terminate the *** without, however, adversely affecting INS’s obligation to coordinate the transfer of physical materials pursuant to Section 3.2.2 and to perform its obligations pursuant to Section 10.3.12.

(b) Promptly after the Effective Date, INS shall introduce ViroPharma to and, at ViroPharma’s discretion, INS shall use its Commercially Reasonable Efforts to facilitate ViroPharma’s entry into commercial relationships with each of ***, and *** or any of their respective affiliates, as applicable, for the provision of services relating to the Development of the Licensed Products as desired by ViroPharma, it being understood and agreed between INS and ViroPharma that ViroPharma will not assume any liabilities or obligations due and owing from INS to any of ***, or *** or any of their respective affiliates, as applicable, under any existing relationships with such parties.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2.4.   Personnel Assistance.

(a) For a period of *** after the Effective Date, in addition to the transfer of INS Technology contemplated by Section 3.2.1, INS shall make its personnel reasonably available, including by telephone, e-mail and through face-to-face meetings (which face-to-face meetings shall be conducted at ViroPharma’s reasonable request and expense (for ***), to facilitate the transfer of INS’s OX1 program to ViroPharma.

(b) During such *** period, ViroPharma shall compensate INS for all time requested by ViroPharma and spent by *** providing assistance requested by ViroPharma hereunder at the rate of US$*** per day or fraction thereof.

(c) Following such *** period, ViroPharma and INS may mutually agree to extend the time period during which INS shall make *** reasonably available, and ViroPharma may request *** assistance at a reasonable cost to be agreed upon by the Parties.

(d) INS will submit invoices, or summaries of time spent (when services are provided at no charge), for services provided by INS personnel pursuant to this Section 3.2.4 to ViroPharma on a monthly basis, and each such invoice or summary of activities performed in response to ViroPharma’s request hereunder and the number of hours or days spent performing each such activity.  Invoices will be payable by ViroPharma within *** days after receipt thereof.

(e) In addition to the foregoing, INS shall, at ViroPharma’s request, facilitate ViroPharma’s entry into consulting relationships with any of INS’s consultants identified by ViroPharma, including by not asserting any rights or claims that INS may have under any consulting agreement to prohibit such consultants from working with third parties.

ARTICLE 4
COMMERCIALIZATION

4.1    In General – Commercialization of Licensed Products.  As between the Parties, ViroPharma shall have the sole right and obligation to Commercialize the Licensed Products in the Field in the Territory at its own cost and expense in accordance with this Agreement.  Without limitation of the foregoing, ViroPharma shall, and shall cause its Sublicensees and its and their respective Affiliates to use Commercially Reasonable Efforts to Commercialize (a) at least one Licensed Product in the Field in *** following (i) the *** of *** for *** of *** in *** and (ii) *** pursuant to the *** at the *** of ***, the *** of *** for *** by the *** in *** with ***; and (b) at least one Licensed Product in the Field in *** following (i) the receipt of all Regulatory Authorizations necessary for commercial sale of such Licensed Product in *** and (ii) *** pursuant to the *** at the *** of ***, the *** of *** for *** by the *** in *** with the ***.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 5
REGULATORY MATTERS

5.1  Regulatory Responsibilities.

5.1.1.   For the avoidance of doubt, ViroPharma’s rights under the licenses granted in Section 2.1 include the exclusive right to:

(a) obtain orphan drug designation for Licensed Products from the FDA in accordance with 21 CFR 316 and from the applicable foreign Regulatory Authority in accordance with the applicable requirements administered by such Regulatory Authority,

(b) implement Clinical Trials and related Development activities that are conducted in support of Regulatory Authorizations for Licensed Products or Commercialization of Licensed Products,

(c) obtain and maintain Regulatory Authorizations for the Licensed Products in the Field in the Territory, including all regulatory filings and applications for relevant Regulatory Authorizations, and

(d) prepare and deliver other communications with Regulatory Authorities in regard to the Development and Commercialization of Licensed Products in the Field in the Territory, including (i) all correspondence submitted to Regulatory Authorities related to the design, conduct or results of non-clinical trials and Clinical Trials for Licensed Products, (ii) all correspondence submitted to Regulatory Authorities related to the Manufacture of Licensed Products, (iii) all pricing and reimbursement approval proceedings relating to the Exploitation of any Licensed Product, (iv) all drug naming approval proceedings, and (v) all proposed Labeling;

provided, however, that the foregoing list of rights does not constitute, and shall not be deemed to constitute, independent obligations of ViroPharma, it being acknowledged and agreed that ViroPharma’s obligations with respect to the Development and Commercialization of Licensed Products are set forth, in their entirety, in Sections 3.1 and 4.1.

5.1.2.   Subject to Article 12, all Regulatory Authorizations and related submissions relating to Licensed Products in the Field in the Territory shall be the property of ViroPharma and held in the name of ViroPharma.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 6
CONSIDERATION

6.1  Payments to INS.  In partial consideration of the licenses and other rights granted herein, ViroPharma shall make the following payments to INS:

6.1.1.   Up-Front Payment.  ViroPharma shall pay a one-time patent license fee in the amount of Six Million Five Hundred Thousand Dollars ($6,500,000) within *** days of the Effective Date of this Agreement.

6.1.2.   Milestone Payments.  ViroPharma shall pay INS the following milestone payments on achievement by ViroPharma or any of its Affiliates or Sublicensees of each of the following milestones with respect to a Licensed Product during the term of this Agreement, within *** days after the achievement of the relevant milestone, calculated as follows:

(a) upon the *** of *** by the *** in *** with ***, ***;

(b) upon the *** of a *** of ***, ***;

(c) upon *** by ***, or one of its Affiliates, of the *** in ***, ***;

(d) upon *** by ***, or one of its Affiliates, of the *** in ***, ***; and

(e) in the event that the *** in *** and the *** in either *** or ***, then the *** in *** shall *** at ***, notwithstanding the fact that the *** in ***.

6.1.3.    Milestones Payable Only Once.  Each specified milestone payment shall be payable only once, regardless of the number of times the corresponding milestone may be achieved.  Accordingly, the aggregate amount of all milestone payments that may become due under Section 6.1.2 is One Hundred Twenty Million Dollars ($120,000,000).

6.1.4.   Milestone Notice.  ViroPharma shall notify INS within ten (10) Business Days of any determination, completion or approval that would trigger a payment by ViroPharma to INS under Section 6.1.2 and the amount of the payment required and shall pay such amount as provided herein.

6.2  Royalties.

6.2.1.   In General.  Subject to Section 6.2.3, ViroPharma shall pay to INS (or with respect to Section 6.2.1(c) directly to NYU and/or SAMSF at INS’s direction) a royalty on Net Sales of the Licensed Products in an amount equal to the following percentages during each full or partial Calendar Year:

(a) *** percent (***%) of the Net Sales of the Licensed Products in a Calendar Year up to *** Dollars ***;

(b) *** percent (***%) of the Net Sales of the Licensed Products in a Calendar Year in excess of *** Dollars ***; and

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) *** percent (***%) of the Net Sales of the Licensed Products in a Calendar Year for the accounts of each of NYU and SAMSF, for an aggregate of *** of the Net Sales of the Licensed Products in a Calendar Year.

6.2.2.   Royalty Term.  ViroPharma’s obligations to pay royalties under this Section 6.2 shall terminate with respect to each Licensed Product, on a country-by-country basis (a) with respect to royalties payable pursuant to Sections 6.2.1(a) or 6.2.1(b), upon the later of (i) the *** anniversary of the First Commercial Sale of such Licensed Product in such country and (ii) the first date on which there is no longer either (A) a Valid Claim of any INS Patent that would be infringed by the Exploitation of such Licensed Product in such country in the absence of the license grants hereunder, or (B) any Data Exclusivity with respect to such Licensed Product in such country; and (b) with respect to royalties payable pursuant to Section 6.2.1(c), upon the expiry of the obligation to pay royalties pursuant to the Academic License.  Upon termination of the royalty obligations of ViroPharma under this Section 6.2 with respect to a Licensed Product in a particular country, the license grants to ViroPharma in Section 2.1 in respect of such Licensed Product in such country shall become non-exclusive and fully paid-up with respect to such Licensed Product in such country.

6.2.3.   Royalty Step-Down.  The royalties payable pursuant to Sections 6.2.1(a) and 6.2.1(b) shall be reduced by *** (***%) on a country-by-country basis during any period in which there (i) are no Valid Claims of any INS Patent that would be infringed by the Exploitation of such Licensed Product in such country in the absence of the license grants hereunder, or (ii) is no Data Exclusivity with respect to such Licensed Product in such country.

6.2.4.   Royalty Payments.  Running royalties shall be payable on a ***, within *** days after the end of each ***, based upon the aggregate Net Sales in the Field in the Territory during such ***.  Royalties shall be calculated in accordance with GAAP and with the terms of this Article 6.  Only one royalty payment shall be due on Net Sales even though the sale or use of a Licensed Product may be covered by more than one Patent in a country.

6.2.5.   Royalty Statements.  Each royalty payment hereunder shall be accompanied by a statement in sufficient detail to allow for the calculation of royalties due hereunder, including by showing, on a country-by-country basis, at a minimum, for the applicable Calendar Year (a) Invoiced Sales and Net Sales, (b) the number of units of each Licensed Product sold in such country during such Calendar Year, (c) a detailed breakdown of any deductions from the Invoiced Sales to obtain Net Sales, and (d) the amount of royalties due on such Net Sales.

6.2.6.   Sublicense Revenue.  For the avoidance of doubt, any and all Net Sales by Sublicensees shall be included in Net Sales calculations for purposes of this Section 6.2 and ViroPharma shall pay INS the amount equal to the royalties that would have been owed by ViroPharma with respect to such Sublicensee sales had those sales been considered Net Sales by ViroPharma.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.3  Mode of Payment.  All payments to INS under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as INS may from time to time designate by notice to ViroPharma.  Payments shall be calculated using a currency exchange rate equal to the arithmetic mean of the daily exchange rates (obtained as described below) during the applicable Calendar Year.  Each daily exchange rate shall be obtained from the Reuters Daily Rate Report or The Wall Street Journal, Eastern Edition or, if not so available, as otherwise agreed by the Parties.

6.4  Taxes.

6.4.1.   INS alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by ViroPharma) levied on account of, or measured in whole or in part by reference to, any payments it receives from ViroPharma relating to royalties, milestones, and other amounts payable by ViroPharma to INS pursuant to this Agreement (“Payments”).  ViroPharma shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold.  Notwithstanding the foregoing, if INS is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to ViroPharma or the appropriate governmental authority (with the assistance of ViroPharma to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve ViroPharma of its obligation to withhold tax, and ViroPharma shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that ViroPharma has received evidence, in a form reasonably satisfactory to ViroPharma, of INS’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least fifteen (15) days prior to the time that the Payments are due.  If, in accordance with the foregoing, ViroPharma withholds any amount, it shall pay to INS the balance when due, make timely payment to the proper taxing authority of the withheld amount and send to INS proof of such payment within ten (10) days following such payment.  ViroPharma shall be responsible for any sales or other similar tax that INS may be required to collect with respect to the Payments.

6.4.2.   Value Added Tax.  Notwithstanding anything contained in Section 6.4.1, this Section 6.4.2 shall apply with respect to value added tax (“VAT”).  All Payments are exclusive of VAT.  If any VAT is chargeable in respect of any Payments, ViroPharma shall pay VAT at the applicable rate in respect of any such Payments following the receipt of a VAT invoice in the appropriate form issued by INS in respect of those Payments, such VAT to be payable on the later of the due date of the payment of the Payments to which such VAT relates and sixty (60) days after the receipt by ViroPharma of the applicable invoice relating to that VAT payment.

6.5  Financial Records.  ViroPharma shall, and shall cause its Sublicensees and its and their respective Affiliates to, keep complete and accurate financial books and records pertaining to the Invoiced Sales (including any deductions therefrom) and Net Sales of Licensed Products in sufficient detail to calculate the royalties and other amounts payable under this Agreement.  Such books and records shall be retained by ViroPharma, its Sublicensees and its and their Affiliates, until the later of (a) three (3) years after the end of the period to which such books and records pertain and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 7
INTELLECTUAL PROPERTY

7.1  Ownership of Intellectual Property.

7.1.1.   Existing Rights.  Each Party shall remain the sole owner of any and all intellectual property rights, including any ownership or property rights in materials, owned by it at the Effective Date.

7.1.2.   Ownership of Improvements.  Improvements which are made or generated exclusively by or on behalf of ViroPharma, its Sublicensees or its or their respective Affiliates (“ViroPharma Improvements”) will be owned by ViroPharma.

7.2  Maintenance and Prosecution of Patents.

7.2.1.   INS Patents.  INS shall have the first right, but not the obligation, to prepare, file, prosecute and maintain INS Patents and shall be responsible for related interference, re-issuance, re-examination and opposition proceedings; provided, however, if INS plans to abandon any such Patent, INS shall notify ViroPharma in writing at least ninety (90) days in advance of the due date of any payment or other action that is required to prepare, file, prosecute or maintain such Patent, and ViroPharma may elect, upon written notice within such ninety (90) day period to INS, to make such payment or take such action, at ViroPharma’s expense and in INS’s name, and INS shall reasonably cooperate with ViroPharma in connection with such maintenance activities; provided, however, that control of the preparation, filing, prosecution and maintenance of Patents Controlled by INS pursuant to the Academic License is limited by the terms of the Academic License and ViroPharma’s right to prepare, file, prosecute or maintain any INS Patent Controlled by INS pursuant to the Academic License is subject to approval by NYU or SAMSF (as applicable).  Except as expressly permitted in this Section 7.2.1, ViroPharma shall have no right to prepare, file, prosecute or maintain any INS Patent.

7.2.2.   ViroPharma Patents.  ViroPharma shall have the first right, but not the obligation, to prepare, file, prosecute and maintain ViroPharma Patents and shall be responsible for related interference, re-issuance, re-examination and opposition proceedings; provided, however, if ViroPharma plans to abandon any such Patent, ViroPharma shall notify INS in writing at least ninety (90) days in advance of the due date of any payment or other action that is required to prepare, file prosecute or maintain such Patents, and INS may elect, upon written notice within such ninety (90) day period to ViroPharma, to make such payment or take such action, at INS’s expense and in ViroPharma’s name, and ViroPharma shall reasonably cooperate with INS in connection with such maintenance activities.  Except as expressly permitted in this Agreement, INS shall have no right to prepare, file, prosecute or maintain any ViroPharma Patent.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.3  Enforcement of Patents.

7.3.1.   Notice.  If any INS Patent or any ViroPharma Patent is allegedly or actually infringed by a Third Party, the Party first having knowledge of such infringement shall promptly notify the other Party in writing.  The notice shall set forth the facts of that infringement, as known by the Party providing the notification, in reasonable detail.

7.3.2.   INS Patents.  INS shall have the first right, but not the obligation, through counsel reasonably acceptable to ViroPharma, to control the prosecution of any infringement described in Section 7.3.1 relating to the INS Patents or, subject to the provisions of this Section 7.3.2, to grant the infringing Third Party adequate rights and licenses necessary for continuing such activities; provided, however, that INS may not grant the infringing Third Party any right or license to Exploit Licensed Products in the Territory in the Field without ViroPharma’s prior written consent, which shall not be unreasonably withheld; and provided, further, that prosecution of infringements of the INS Technology Controlled by INS pursuant to the Academic License is subject to the terms of the Academic License.  If INS does not initiate an infringement action within ninety (90) days (or twenty-five (25) days in the case of an action brought under the Hatch-Waxman Act or within the timeframe of any other relevant regulatory or statutory framework that may govern) of learning of the infringement, or earlier notifies ViroPharma in writing of its intent not to so initiate an action, and INS has not granted such infringing Third Party rights and licenses to continue its otherwise infringing activities, then ViroPharma shall have the right, but not the obligation, to bring such an action; provided, however, that the non-controlling Party shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  No settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.3.2 may be entered into without the joint consent of INS and ViroPharma, such consent not to be unreasonably withheld or delayed.  On request of INS, ViroPharma shall join any such action as a party plaintiff.

7.3.3.   ViroPharma Patents.  ViroPharma shall have the first right, but not the obligation, through counsel reasonably acceptable to INS, to control the prosecution of any infringement described in Section 7.3.1 relating to the ViroPharma Patents or, subject to the provisions of this Section 7.3.3, to grant the infringing Third Party adequate rights and licenses necessary for continuing such activities.  If ViroPharma does not initiate an infringement action within ninety (90) days (or twenty-five (25) days in the case of an action brought under the Hatch-Waxman Act or within the timeframe of any other relevant regulatory or statutory framework that may govern) of learning of the infringement, or earlier notifies INS in writing of its intent not to so initiate an action, and ViroPharma has not granted such infringing Third Party rights and licenses to continue its otherwise infringing activities, then INS shall have the right, but not the obligation, to bring such an action; provided, however, that the non-controlling Party shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  No settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.3.3 may be entered into without the joint consent of INS and ViroPharma, such consent not to be unreasonably withheld or delayed.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.3.4.   Enforcement Procedure.  In the event a Party is entitled to and brings an infringement action in accordance with this Section 7.3, the other Party shall cooperate fully, including furnishing of a power of attorney, being joined as a party plaintiff in such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours.  If a Party pursues an action against such alleged infringement, it shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken to preclude such infringement.

7.3.5.   Costs and Recovery.  Each Party shall *** relating to any enforcement action commenced pursuant to this Section 7.3.  Any damages or other amounts collected shall be *** to *** the Party that *** to *** the *** for *** and *** in ***, and *** to *** the *** Party for *** and *** in ***.  Any remainder after such reimbursement is made shall be *** the *** to *** the *** of the *** under this Agreement with respect to the Licensed Products.  If and to the extent required under the Academic License, *** shall *** any *** it pursuant to the *** to *** and *** to *** the *** of *** and *** under *** of the ***.

7.4  Infringement Claims by Third Parties.

7.4.1.   Defense of Third Party Claims.  If a Third Party asserts that a Patent or other intellectual property right (other than Trademarks, which shall be governed by Section 7.6) owned or controlled by it is infringed by the Exploitation of the INS Technology, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim along with the related facts in reasonable detail.  ViroPharma shall have the first right, but not the obligation, through counsel reasonably acceptable to INS, to control the defense of any such claim.  If ViroPharma does not accept control of the defense of such claim within ninety (90) days (or twenty-five (25) days in the case of an action brought under the Hatch-Waxman Act or within the timeframe of any other relevant regulatory or statutory framework that may govern) of learning of the claim, or earlier notifies INS in writing of its intent not to so assume control of such defense, then INS shall have the right, but not the obligation, to defend against such claim; provided, however, that the non-controlling Party shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

7.4.2.   Settlement of Third Party Claims.  The Party that controls the defense of a given claim shall also have the right to control settlement of such claim; provided, however, that (a) no settlement shall be entered into by such controlling Party without the prior written consent of the non-controlling Party if such settlement would adversely affect or diminish the rights and benefits of the non-controlling Party under this Agreement or impose any new obligations or adversely affect any obligations of the non-controlling Party under this Agreement and (b) the controlling Party shall not be entitled to settle any such Third Party claim by granting a license or covenant not to sue under or with respect to the non-controlling Party’s intellectual property rights without the prior written consent of the non-controlling Party, not to be unreasonably withheld or delayed.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4.3.   Allocation of Costs.  Each Party shall bear its own costs and expenses relating to any defense pursuant to this Section 7.4.  Any damages or other amounts collected shall be first allocated to reimburse the Party that has exercised its right to control the defense of the claim for its costs and expenses in making such recovery, and second to reimburse the other Party for its costs and expenses in making such recovery.  Any remainder after such reimbursement is made shall be *** the *** to *** the *** of *** under this Agreement with respect to the Licensed Products.  If and to the extent required under the Academic License, *** shall *** any *** it pursuant to the *** to *** and *** in accordance with *** of the ***.

7.4.4.   Assistance.  Each Party shall provide to the other Party all reasonable assistance requested by the other Party in connection with any action, claim or suit under this Section 7.4, at the requesting Party’s expense, including allowing such other Party access to the assisting Party’s files and documents and to the assisting Party’s personnel who may have possession of relevant information.  In particular, the assisting Party shall promptly make available to the other Party all information in its possession or control that it is aware shall assist the other Party in responding to any such action, claim or suit.

7.5  Invalidity or Unenforceability Defenses or Actions.

7.5.1.   Third Party Defense or Counterclaim.  If a Third Party asserts, as a defense or as a counterclaim in any infringement action under Section 7.3, that any INS Patent or ViroPharma Patent is invalid or unenforceable, then the Party pursuing such infringement action shall promptly give written notice to the other Party.  With respect to the INS Patents, INS shall have the first right, but not the obligation, through counsel reasonably acceptable to ViroPharma, to respond to such defense or defend against such counterclaim (as applicable) and, if ViroPharma (or its Sublicensees or any of its or their respective Affiliates) is pursuing the applicable infringement action under Section 7.3, ViroPharma (or its Sublicensees or any of its or their respective Affiliates) shall allow INS to control such response or defense (as applicable) provided, that control of the defense of the INS Technology Controlled by INS pursuant to the Academic License is subject to the terms of the Academic License.  With respect to the ViroPharma Patents, ViroPharma shall have the first right, but not the obligation, through counsel reasonably acceptable to INS, to respond to such defense or defend against such counterclaim (as applicable) and, if INS is pursuing the applicable infringement action under Section 7.3, INS shall allow ViroPharma to control such response or defense (as applicable).  Any costs and expenses with respect to such response or defense against such counterclaim shall be borne by the Party controlling such response or defense.  If either Party (and such Party’s licensors, to the extent permitted by its agreements therewith, and Sublicensees, if any) determines not to assume or fails to assume such defense within relevant timeframes, the other Party shall, at its sole cost and expense, have the right to defend against such action or claim; provided, however, that such other Party shall obtain the written consent of INS, with respect to the INS Patents, or ViroPharma, with respect to the ViroPharma Patents, prior to ceasing to defend, settling or otherwise compromising any such action or claim, such consent not to be unreasonably withheld or delayed.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.5.2.   Third Party Declaratory Judgment or Similar Action.  If a Third Party asserts, in a declaratory judgment action or similar action or claim filed by such Third Party, that any INS Patent or ViroPharma Patent is invalid or unenforceable, then the Party first becoming aware of such action or claim shall promptly give written notice to the other Party.  With respect to the INS Patents, INS shall have the first right, but not the obligation, through counsel reasonably acceptable to ViroPharma, to defend against such action or claim provided, that control of the defense of the INS Technology Controlled by INS pursuant to the Academic License is subject to the terms of the Academic License.  With respect to the ViroPharma Patents, ViroPharma (or its Sublicensees or any of its or their respective Affiliates) shall have the first right, but not the obligation, through counsel reasonably acceptable to INS, to defend against such action or claim.  Any costs and expenses with respect to such defense shall be borne by the Party controlling such response or defense.  If either Party determines not to assume such defense or fails to assume such defense within forty-five (45) days (or twenty (20) days in the case of an action brought under the Hatch-Waxman Act or within the timeframe of any other relevant regulatory or statutory framework that may govern) of learning of the action, the other Party shall, at its sole cost and expense, have the right to defend against such action or claim; provided, however, that such other Party shall obtain the written consent of INS, with respect to the INS Patents, or ViroPharma, with respect to the ViroPharma Patents, prior to ceasing to defend, settling or otherwise compromising any such action or claim, such consent not to be unreasonably withheld or delayed.

7.5.3.   Assistance.  Each Party shall provide to the other Party all reasonable assistance requested by the other Party in connection with any action, claim or suit under this Section 7.5, at the requesting Party’s expense, including allowing such other Party access to the assisting Party’s files and documents and to the assisting Party’s personnel who may have possession of relevant information.  In particular, the assisting Party shall promptly make available to the other Party all information in its possession or control that it is aware would assist the other Party in responding to any such action, claim or suit.

7.6  Third Party Licenses.  If the Exploitation of INS Technology by ViroPharma, its Sublicensees or any of its or their respective Affiliates hereunder infringes or misappropriates any Patent or other intellectual property right of a Third Party in any country, such that ViroPharma, its Sublicensees or any of its or their respective Affiliates cannot Exploit INS Technology in such country as permitted hereunder without infringing the Patent or intellectual property right of such Third Party, then ViroPharma (or its Sublicensees or any of its or their respective Affiliates) shall have the first right, but not the obligation, to take the lead in negotiating the terms of an appropriate license from such Third Party, provided that if ViroPharma (or its Sublicensees or any of its or their respective Affiliates) does not take such lead, then INS may do so; provided further, that the negotiating Party shall obtain the written consent of such other Party prior to entering into any such license, such consent not to be unreasonably withheld or delayed. Irrespective of the Party that actually obtains such license, *** to *** it *** to *** pursuant to *** the *** of (a) *** (i) ***, (ii) *** to ***, and (iii) the *** of *** to ***, in each case ((i), (ii) and (iii)) *** and (b) *** or *** to *** and *** in *** of *** of ***, in each case ((a) and (b)) to *** to such *** in *** for the *** of a ***; provided, however that the *** of *** (***) of the *** to *** pursuant to ***.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.7  Product Trademarks.

7.7.1.   Ownership of Product Trademarks.  Subject to Article 12, as between the Parties, ViroPharma shall own and retain all right, title and interest in and to the Product Trademarks.

7.7.2.   Maintenance, Prosecution and Enforcement of Product Trademarks.  As between the Parties, ViroPharma (or its Sublicensees or any of its or their respective Affiliates) shall control the registration, prosecution, maintenance, enforcement and defense of the Product Trademarks.

ARTICLE 8

ADVERSE EVENT REPORTING; RECALLS AND WITHDRAWALS;

PROGRESS REPORTS

8.1  Adverse Event Reporting.

8.1.1.   Complaints.  ViroPharma shall maintain a record of any and all complaints it receives with respect to Licensed Products.

8.1.2.   Adverse Event Reporting.  ViroPharma shall be responsible for reporting adverse events in the Field in the Territory to the Regulatory Authorities pursuant to Applicable Law.  INS shall provide ViroPharma with all information in its possession necessary for ViroPharma to comply with its pharmacovigilance responsibilities in the Territory.

8.1.3.   Drug Safety Information.  ViroPharma shall have the sole right to create and maintain a master drug safety database which shall cross-reference any adverse event relating to a Licensed Product occurring anywhere in the Territory.  ViroPharma shall be the sole owner of this master drug safety database.

8.2 Recalls and Withdrawals.  In the event that any Regulatory Authority orders or requests a recall, stop sale, field correction or market withdrawal or takes similar action (collectively, “Recalls”) in connection with a Licensed Product or in the event ViroPharma determines that an event, incident or circumstance has occurred that may result in the need for a Recall of a Licensed Product, ViroPharma shall promptly advise INS.  ViroPharma shall decide whether to conduct any such Recall (except in the case of a government-mandated Recall) and the manner in which any such Recall shall be conducted, and shall bear the expenses of any Recall.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.3  Development and Commercialization Reports.  ViroPharma shall keep INS reasonably informed of the progress of its efforts to Develop and Commercialize Products.  Without limiting the foregoing, ViroPharma shall, *** the *** of *** a *** to *** and *** the ***.

8.4  Inspection Rights.  No more than *** in any *** period and on reasonable advance notice and during regular business hours, INS, NYU, SAMSF or their authorized representative shall each have the right to inspect the records and other relevant documentation of ViroPharma or of any Affiliate or Sublicensee engaged in the Development, Manufacture, or Commercialization of Licensed Products insofar as they relate to Development, Manufacture, or Commercialization of Licensed Product, provided that the inspection of financial records will be governed by the terms of Section 13.18.2.

ARTICLE 9
CONFIDENTIALITY AND NON-DISCLOSURE

9.1  Confidentiality Obligations.  At all times during the term and for a period of *** years following termination or expiration hereof, each Party shall, and shall cause its Affiliates and sublicensees and its and their respective officers, directors, employees and agents, and, in addition, INS shall cause each of NYU and SAMSF, to, keep completely confidential and not publish or otherwise disclose and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is reasonably necessary for the performance of this Agreement.  “Confidential Information” means any information provided by one Party to the other Party relating to the INS Technology, OX1, the Licensed Products (including any Regulatory Documentation and Regulatory Authorizations and any information or data contained therein), any Development or Commercialization of the Licensed Products or the scientific, regulatory or business affairs or other activities of either Party and specifically includes the terms of this Agreement.  Notwithstanding the foregoing, Confidential Information shall not include any information that:

9.1.1.   is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;

9.1.2.   can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to said information;

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.1.3.   is subsequently received by the receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to said information;

9.1.4.   has been published by a Third Party (other than a sublicensee) or otherwise enters the public domain through no fault of the receiving Party in breach of this Agreement; or

9.1.5.   can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party.  Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

9.2  Trade Secrets.  Notwithstanding the time limitation provided in Section 9.1, Confidential Information that constitutes a trade secret under New York law or the Uniform Trade Secrets Act and is so identified to the receiving Party by the disclosing Party in writing shall be maintained confidential indefinitely.

9.3  Permitted Disclosures.  Each Party may disclose Confidential Information to the extent that such disclosure is:

9.3.1.   Made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by law; provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

9.3.2.   Made by the receiving Party to the Regulatory Authorities as required in connection with any filing in relation to a Regulatory Authorization; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information;

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.3.3.   Made by the receiving Party to its sublicensees or its or their respective Affiliates or by the receiving Party, its sublicensees or its or their respective Affiliates to its or their respective attorneys, auditors, advisors, consultants, contractors, existing or prospective collaboration partners or licensees or other Third Parties as may be necessary or useful in connection with the Manufacture or Exploitation of the Licensed Products or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided, however, that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 9; provided further that each Party shall remain responsible for any failure by its sublicensees or its or their respective Affiliates, attorneys, auditors, advisors, consultants, contractors, existing or prospective collaboration partners or licensees or other Third Parties to treat such Confidential Information as required under this Article 9 (as if such sublicensees, Affiliates, attorneys, auditors, advisors, consultants, contractors, existing or prospective collaboration partners or licensees and other Third Parties were Parties directly bound to the requirements of this Article 9).

9.3.4.   Made by the receiving Party to existing or potential acquirers or merger candidates; investment bankers; or existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 9; provided, however, that INS shall make no such disclosure to a Competitor, without obtaining ViroPharma’s prior consent in writing.

9.4  Use of Name.  Neither Party shall mention or otherwise use the name, insignia, symbol, Trademark, trade name or logotype of the other Party, NYU or SAMSF (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party, NYU or SAMSF, as applicable in each instance.  The restrictions imposed by this Section shall not prohibit either Party from making any disclosure identifying the other Party (a) as a counterparty to this Agreement to its investors, accountants and attorneys (b) that is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body (provided that any such disclosure shall be governed by this Article 9), or (c) with respect to which consent has previously been obtained.  Further, the restrictions imposed on each Party under this Section 9.4 are not intended, and shall not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Article 9.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.5  Press Releases.

9.5.1.   The Parties shall agree on the form of the press releases for the public announcement of the execution of this Agreement and the Parties will cooperate in the releases thereof as soon as practicable after the signature of this Agreement by the Parties.  The Parties shall also agree on the contents of the Form 8-K and any other filings required by the Securities and Exchange Commission to be made by either Party.  Press releases or other similar public communication by ViroPharma relating to this Agreement, including upon termination of this Agreement by ViroPharma pursuant to Section 12.3, shall be approved in advance by INS, which approval shall not be unreasonably withheld or delayed, except for those communications required by Applicable Law (provided that INS is given a reasonable opportunity to review and comment on any such press release or public communication in advance thereof), disclosures of information for which consent has previously been obtained, information that has been previously disclosed publicly or as otherwise set forth in this Agreement.

9.5.2.   Other than as set forth in Section 9.5.1, INS shall not issue any press release or other similar public communication relating to this Agreement, except for those communications required by Applicable Law or as otherwise set forth in this Agreement.  Notwithstanding the foregoing, INS may issue press releases or other similar public communications where (i) ViroPharma issues any such press release or public communication relating to this Agreement and the INS press release or public communication includes substantially the same information, (ii) INS shall be permitted to disclose on its website the existence of this Agreement and its general terms or (iii) a milestone payment set forth in Section 6.1.2 has been made, provided, however, that ViroPharma is given a reasonable opportunity to review and comment on any such press release, website disclosure, or public communication in advance thereof.  A Party may further, subject to Section 9.3.4, (a) disclose the existence of this Agreement and (b) disclose the terms of this Agreement under obligations of confidentiality to such Party’s Affiliates, investors, prospective investors, strategic partners, licensing partners, lenders, prospective lenders, acquirors, prospective acquirors, permitted sublicensees, prospective sublicensees, employees, consultants, agents and subcontractors in connection with such Party’s activities hereunder and in connection with such Party’s financing activities.  Without limiting the foregoing, the portion of any investor presentation prepared by a Party that includes the existence and terms of this Agreement shall be approved in advance by the other Party prior to the presentation.  The presenting Party shall not be required to obtain additional approval of a substantially similar presentation of the existence and terms of this Agreement following the approval referenced in the preceding sentence.

9.6  Patient Information.  The Parties agree to abide (and to cause their respective Affiliates and sublicensees to abide) and to take (and to cause their respective Affiliates and sublicensees to take) all reasonable and appropriate actions to ensure that all Third Parties conducting or assisting with any clinical development activities hereunder in accordance with, and subject to the terms of, this Agreement, shall abide, to the extent applicable, by all Applicable Law concerning the confidentiality or protection of patient identifiable information or patient’s protected health information, including the regulations at 45 C.F.R. Parts 160 and 164 and where relevant, the applicable national laws implementing the European Parliament and Council Directive 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data of 24 October 1995 and any other Applicable Law, in the course of their performance under this Agreement.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.7  Publications.  INS recognizes that the publication of papers by ViroPharma regarding results of and other information regarding activities under this Agreement, including oral presentations and abstracts, may be beneficial to both Parties, provided such publications are subject to reasonable controls to protect Confidential Information and avoid loss of potentially patentable rights in Improvements.  In particular, it is the intent of the Parties to maintain the confidentiality of any Confidential Information included in any Patent application until such Patent application has been filed.  Accordingly, INS shall have the right to review and approve any paper proposed for publication by ViroPharma, including any oral presentation or abstract, which includes INS’s Confidential Information.  Before any such paper is submitted for publication or an oral presentation is made, ViroPharma shall deliver a complete copy of the paper or materials for oral presentation to INS at least thirty (30) days prior to submitting the paper to a publisher or making the presentation.  INS shall review any such paper and give its comments to ViroPharma within twenty (20) days of the delivery of such paper to the other Party.  With respect to oral presentation materials and abstracts, INS shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to ViroPharma with appropriate comments, if any, but in no event later than twenty (20) days from the date of delivery to INS.  Failure to respond within such twenty (20) days shall be deemed approval to publish or present.  If approval is not given or deemed given, ViroPharma may refer the Dispute in accordance with Section 13.7 for resolution.  Notwithstanding the foregoing, ViroPharma shall comply with INS’s reasonable request to delete references to INS’s Confidential Information in any such paper and shall withhold publication of any such paper or any presentation of same for an additional sixty (60) days in order to permit the Parties to obtain patent protection if either Party deems it necessary.  Any publication shall include recognition of the contributions of the other Party, and the contributions of Daniel Chain to the Development of Licensed Products,  according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate.  For the avoidance of doubt, INS shall not publish any paper, including any oral presentation or abstract, which contains Clinical Data or pertains to the results of Clinical trials or other studies relating to the Licensed Products and or the INS Technology or includes other Information generated under this Agreement or which includes ViroPharma’s Confidential Information.

ARTICLE 10
REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1  Representations, Warranties and Covenants.  Each Party hereby represents and warrants to the other Party as of the Effective Date as follows:

10.1.1.   Corporate Authority.  Such Party (a) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or in equity;

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.1.2.   Litigation.  There is no pending or, to such Party’s Knowledge, threatened litigation (and such Party has not received any communication) that alleges that such Party’s activities related to this Agreement have violated or that by conducting the activities as contemplated herein such Party would violate, any of the Patent, Trademark or other intellectual property rights of any other Person;

10.1.3.   Consents and Approvals.  All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained; and

10.1.4.   Conflicts.  The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation or bylaws of such Party in any material way and (b) do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

10.2  Additional Representations, Warranties and Covenants of ViroPharma.  ViroPharma represents, warrants and covenants to INS that:

10.2.1.   (a) ViroPharma is a corporation duly organized and in good standing under the laws of Delaware and (b) ViroPharma has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement; and

10.2.2.   Neither ViroPharma nor any of its Affiliates has been debarred or is subject to debarment and neither ViroPharma nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FDC Act or who is the subject of a conviction described in such section.  ViroPharma shall inform INS in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of ViroPharma’s Knowledge, is threatened, relating to the debarment or conviction of ViroPharma or any Person performing services hereunder.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3  Additional Representations, Warranties and Covenants of INS.  INS represents, warrants and covenants to ViroPharma that:

10.3.1.   Each of Intellect Neurosciences and Intellect USA (a) is a corporation duly organized and in good standing under the laws of Delaware and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as is contemplated to be conducted by this Agreement;

10.3.2.   Intellect USA is a wholly-owned subsidiary of Intellect Neurosciences.  Intellect owns all of the issued and outstanding capital stock of Intellect USA free and clear of all security interests, liens, charges or encumbrances and Intellect USA has no outstanding options, warrants or rights to purchase capital stock or other securities of Intellect USA other than the capital stock of Intellect USA owned by Intellect Neurosciences.  Intellect Neurosciences has no subsidiaries other than Intellect USA.  Intellect USA has no subsidiaries other than Intellect Neurosciences (Israel) Ltd.;

10.3.3.   Neither INS nor any of its Affiliates has been debarred or is subject to debarment and neither INS nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FDC Act or who is the subject of a conviction described in such section.  INS shall inform ViroPharma in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of INS’s Knowledge, is threatened, relating to the debarment or conviction of INS or any Person performing services hereunder;

10.3.4.   As of the Effective Date: (a)(i) INS Controls the INS Technology and is entitled to grant the licenses specified herein, (ii) the INS Patents are subsisting and are not invalid or unenforceable in whole or in part and (iii) INS’s right, title and interest in and to the INS Technology is free and clear of any liens, charges and encumbrances; (b) the INS Patents listed on Schedule 1.47 are being procured from the respective Patent offices in accordance with Applicable Law; (c) *** actual infringement or threatened infringement of the INS Patents or any actual misappropriation or threatened misappropriation of the INS Know-How by any Person; (d)  there are no claims or litigation that have been brought and INS has no Knowledge of any claims or litigation that have been threatened by any Person alleging that the INS Patents are invalid or unenforceable; and (e)  *** Patent or other intellectual property right Controlled by a Third Party that would be infringed or misappropriated by ViroPharma’s Exploitation of the Licensed Products in the Territory in the Field as contemplated hereby;

10.3.5.   Intellect USA is the sole and exclusive licensee in and to the INS Technology Controlled by INS pursuant to the Academic License, and INS is entitled to make the license grants set forth in Section 2.1 hereof.  Schedule 10.3.5 to this Agreement is complete and accurate in all respects, including INS’s claim of title to the Academic License;

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3.6.   The Asset Transfer Agreement between Mindset Biopharmaceuticals (USA), Inc. (“Mindset (USA)”) and Intellect Neurosciences, Inc. (now Intellect USA, Inc.) dated June 22, 2005, and any related assignments (the “Asset Transfer Agreement”), transferred and assigned to Intellect USA any and all right, title and interest in and to any OX1 Technology owned or Controlled by Mindset (USA) and all of its Affiliates, subsidiaries, and predecessors in interest, including Mindset Ltd., MindGenix, Inc., and Mindset Biopharmaceuticals, Ltd.  INS has provided ViroPharma with a true and accurate copy of the Asset Transfer Agreement;

10.3.7.   INS has provided ViroPharma a true and complete copy of the Academic License and all material correspondence between INS and NYU and/or SAMSF; including each Annual Report (as such term is defined in the Academic License) provided pursuant to Section 6(c) of the Academic License and any and all notices required or permitted to be given to INS by NYU and/or SAMSF under the Academic License, and, (i) the Academic License is in full force and effect in accordance with its terms; (ii) INS is in compliance in all material respects with its obligations under the Academic License; (iii) INS has not received notice that it is in breach of its obligations under the Academic License; (iv) no term or provision of this Agreement constitutes or gives rise to, or shall constitute or give rise to, a breach of the Academic License; (vi) INS has not breached any material term of the Academic License; (vii) other than the sublicense granted to ViroPharma pursuant to Section 2.1.1(c), INS has not granted and shall not grant any sublicenses under the Academic License; and (viii) there is no basis for termination of the Academic License;

10.3.8.   Except as explicitly included in the Academic License and in this Agreement, INS has not made any representation, warranty or covenant to NYU or SAMSF regarding INS’s, ViroPharma’s or any other Person’s efforts relating to the Development or Commercialization of Licensed Products;

10.3.9.   INS has provided ViroPharma, in a form acceptable to ViroPharma, written consents from NYU and SAMSF to the sublicense under the Academic License contemplated by this Agreement, which consents include waivers from NYU and SAMSF of any past defaults by INS under the Academic License;

10.3.10.   All works of authorship and all other materials subject to copyright protection included in INS Technology are original and were either created by INS employees or employees of a predecessor in interest to INS within the scope of their employment or are otherwise works made for hire, or all right, title and interest in and to such materials have been validly and fully assigned and transferred to INS;

10.3.11.   All rights in all inventions and discoveries, made, developed or conceived by any employee or independent contractor of INS or of any predecessor in interest to INS during the course of employment (or other retention) by INS or any predecessor in interest to INS and relating to or included in INS Technology have been validly and fully assigned and transferred to INS;

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3.12.   INS and its predecessors in interest have worked with *** and its Affiliates (collectively, “***”) in connection with the manufacture of supplies for clinical use and testing of OX1, including stability testing, pursuant to two services agreements (collectively, with other agreements, proposals, and ancillary documents, the “***”).  In connection with the ***: (a) *** has manufactured certain physical materials including OX1 for INS and any payments for such materials have paid in full by INS and INS holds title to such materials; (b) *** is storing the physical materials manufactured by *** set forth on Schedule 3.2.2 without charge for the benefit of INS; (c) INS owns all Information created in connection with the *** and the sole extant deliverable is one stability report held by *** for which INS shall make payment to *** promptly following receipt of the up-front payment pursuant to Section 6.1.1 thereby entitling INS to receipt of such report and INS shall deliver such report to ViroPharma promptly upon receipt; and (d) to the extent that *** developed any inventions, improvements or know-how in the course of the ***, *** has retained no interest in such inventions, improvements or know-how, INS is the sole owner of such inventions, improvements or know-how and such inventions, improvements or know-how are included in the INS Know-How;

10.3.13.   (a) As of the Effective Date, INS has caused any security interest, lien, charge or encumbrance on any INS securities secured in whole or in part by INS’s assets, including the INS Technology and INS’s rights under the Academic License to be discharged and has provided to ViroPharma sufficient documentary evidence of same; and (b) INS shall not, and shall not permit any Affiliate to, create any security interest, lien, charge or encumbrance on any part of the INS Technology, INS’s rights under the Academic License or this Agreement;

10.3.14.   All data and other information provided by INS and its agents in connection with ViroPharma’s due diligence investigation of this transaction was, to INS’s Knowledge, genuine and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not misleading;

10.3.15.   INS has provided ViroPharma with complete and accurate copies of all Regulatory Documentation relating to any Licensed Product, including all Regulatory Documentation filed with or delivered to any Regulatory Authority to date;

10.3.16.   INS has title free and clear of any liens, charges and encumbrances to the INS Technology and to the Information, including Clinical Data, pre-clinical data and reports, and materials set forth in Schedules 3.2.1 and 3.2.2;

10.3.17.   INS owns all Clinical Data arising from each of the Phase I Clinical Trials conducted by *** and the sole extant deliverable due from *** is the final report and associated certifications for the *** for which INS shall make payment to *** promptly following receipt of the up-front payment pursuant to Section 6.1.1 thereby entitling INS to receipt of such report and INS shall deliver such report to ViroPharma promptly upon receipt;

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3.18.   INS owns all Information arising from the ***, conducted by *** and the sole extant deliverable due from *** is the final report and any associated certifications for such study for which INS shall make payment to *** promptly following receipt of the up-front payment pursuant to Section 6.1.1 thereby entitling INS to receipt of such report and INS shall deliver such report to ViroPharma promptly upon receipt; and

10.3.19.   INS owns all Information arising from the *** conducted by an affiliate of *** and the sole extant deliverable due from such affiliate of *** is the final report for the twenty-four month pull conducted by such affiliate of *** for which INS is entitled to receipt and INS shall deliver such report to ViroPharma promptly upon receipt.

10.4  Offset.

10.4.1.   If and to the extent that INS breaches any of the representations, warranties or covenants set forth in Sections *** and *** and ViroPharma can take reasonable action to remedy such breach and restore ViroPharma to the position it would have been in had such INS breach not occurred and receive the full benefit of the bargain hereunder, then ViroPharma shall have the right, in addition to any other rights or remedies ViroPharma may have under this Agreement, to take such action and offset all reasonable payments to third parties related to such remedy, including attorneys’ fees, from any amounts due from ViroPharma to INS under this Agreement, provided that ViroPharma complies with the provisions of Section 10.4.2 when it exercises such rights.

10.4.2.   If and to the extent that ViroPharma indemnifies any Academic Indemnitee pursuant to Section 11.1.2 for Academic Losses arising as a result of or relating to INS’s action or omission under the Academic License, then ViroPharma shall have the right, in addition to any other rights or remedies ViroPharma may have under this Agreement, to offset all payments to such Academic Indemnitee, in addition to ViroPharma’s reasonable attorneys’ fees, from any amounts due from ViroPharma to INS under this Agreement, provided that ViroPharma complies with the provisions of Section 10.4.3 when it exercises such rights.

10.4.3.   Upon a determination by ViroPharma that it wishes to exercise the rights set forth in Section 10.4.1 or 10.4.2, ViroPharma shall, prior to the exercise of such rights: (a) provide INS with thirty (30) days’ prior written notice of ViroPharma’s determination to exercise its right to offset and a reasonably detailed calculation thereof; (b) prior to or during such thirty (30) day period consult with INS, to the extent that INS makes itself reasonably available, in good faith for the purpose of trying to resolve any dispute or incident relating thereto; and, only with respect to the rights set forth in Section 10.4.1, (c) prior to or during such thirty (30) day period, unless waived in writing by INS, initiate litigation against INS alleging breach of any of the representations, warranties and/or covenants set forth in Sections *** and/or *** as applicable; and provided further, that the Parties shall have the right to take the actions set forth in this Section 10.4 notwithstanding the provisions of Section 13.7.  In the event that INS disputes a proposed offset amount and such proposed offset amount remains in dispute following good faith consultation, ViroPharma shall reduce the next payments due under this Agreement by an amount not to exceed the amount so disputed and pay such disputed amount into an escrow account pursuant to an agreement with an escrow agent unrelated to either Party and reasonably chosen by ViroPharma with instructions to dispose of the escrowed funds according to the final order resulting from the judicial proceeding thereon, or as subsequently agreed to by the Parties.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.5  Disclaimer of Warranty.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 10.1, 10.2 AND 10.3, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.  WITHOUT LIMITING THE FOREGOING, INS MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUITABILITY OF ANY MATERIALS FOR USE IN CLINICAL TRIALS.

ARTICLE 11
INDEMNIFICATION

11.1  Indemnification by ViroPharma.

11.1.1.   ViroPharma shall indemnify INS, its Affiliates and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs, fees and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, actions, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of:  (a) the breach by ViroPharma, its Sublicensees or any of its or their respective Affiliates of any representation, warranty, covenant, undertaking or other term contained in this Agreement; (b) the negligence or willful misconduct on the part of ViroPharma, its Sublicensees or any of its or their respective Affiliates in performing its or their obligations under this Agreement; or (c) the Exploitation by ViroPharma, its Sublicensees or any of its or their respective Affiliates of the Licensed Products, except in each case ((a), (b) and (c)) for those Losses for which INS has an obligation to indemnify ViroPharma pursuant to Section 11.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective responsibility for the Losses; provided, however, that ViroPharma shall not be obligated to indemnify INS for any Losses to the extent that such Losses arise as a result of negligence or willful misconduct on the part of INS or any of its Affiliates or Sublicensees.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.1.2.   In addition, ViroPharma shall indemnify NYU and SAMSF and their trustees, officers, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (the “Academic Indemnitees”) against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) (“Academic Losses”) incurred or imposed upon the Academic Indemnitees, as provided in the Academic License, substituting ViroPharma for INS under the Academic License, mutatis mutandis, with respect for such indemnification obligations, it being acknowledged and agreed, that ViroPharma shall not be obligated to indemnify NYU or SAMSF for any Academic Losses for which INS has responsibility under the applicable Academic License or otherwise to the extent that such Academic Losses arise out of or relate to (a) events or circumstances that occurred prior to the Effective Date, or (b) actions or omissions of INS, or its Affiliates or licensees or sublicensees, taken or omitted to be taken under the Academic License that are independent from this Agreement, including any exploitation of any University Research Technology (as such term is defined in the Academic License) that is outside the scope of this Agreement and the exclusive sublicense granted by INS to ViroPharma under Section 2.1(c) of this Agreement, including, for the avoidance of doubt, the *** and/or *** of the ***.

11.2  Indemnification by INS.  INS shall indemnify ViroPharma, its Affiliates and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of:  (a) the breach by INS, its licensees or its sublicensees or any of its or their respective Affiliates of any representation, warranty, covenant, undertaking or other term contained in this Agreement; (b) the negligence or willful misconduct on the part of INS, its licensees or its sublicensees or any of its or their respective Affiliates in performing its or their obligations under this Agreement; and/or (c) any actions or omissions of INS, or its Affiliates or licensees or sublicensees, taken or omitted to be taken under the Academic License that are independent from this Agreement, including any exploitation of any University Research Technology (as such term is defined in the Academic License) that is outside the scope of this Agreement and the exclusive sublicense granted by INS to ViroPharma under Section 2.1(c) of this Agreement, including, for the avoidance of doubt, the possible development and/or exploitation of the compound melatonin, except in each case ((a) and (b)) for those Losses for which ViroPharma has an obligation to indemnify INS pursuant to Section 11.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective responsibility for the Losses; provided, however, that INS shall not be obligated to indemnify ViroPharma for any Losses to the extent that such Losses arise as a result of negligence or willful misconduct on the part of ViroPharma or any of its Affiliates or Sublicensees.

11.3  Notice of Claim.  All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”).  The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification under Section 11.1 or 11.2, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.4  Control of Defense.  Except as may be otherwise provided in the Academic License with respect to indemnification of NYU or SAMSF, the defense of any Third Party Claim shall be conducted as follows:

11.4.1.   Control by Indemnifying Party.  At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party.  In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim.  Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 11.4.2, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim.  In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.

11.4.2.   Right to Participate in Defense.  Without limiting Section 11.4.1 above, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 11.4.1 (in which case the Indemnified Party shall control the defense) or (c) the interests of the indemnitee and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

11.4.3.   Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate.  With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 11.4.1, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed).  The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party.  Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall, and the Indemnified Party shall ensure that no indemnitee shall, admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld or delayed.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.4.4.   Cooperation.  Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnitees, employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

11.4.5.   Expenses.  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

11.5  Limitation on Damages and Liability.  EXCEPT IN CIRCUMSTANCES OF INTENTIONAL MISCONDUCT BY A PARTY OR ITS AFFILIATES OR SUBLICENSEES (OR WITH RESPECT TO VIROPHARMA, ITS DISTRIBUTORS) OR WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 11.1 OR 11.2, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, MILESTONES OR ROYALTIES, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (A) THE DEVELOPMENT, MANUFACTURE, USE OR SALE OF THE LICENSED PRODUCTS UNDER THIS AGREEMENT, (B) THE USE OF OR REFERENCE TO THE PATENTS, KNOW-HOW OR REGULATORY DOCUMENTATION LICENSED HEREUNDER OR (C) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.6  Insurance.  Each Party shall maintain, at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this Agreement and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the pharmaceutical industry generally for the activities to be conducted by such Party under this Agreement.  Such liability insurance or self-insurance program shall insure against all types of liability, including personal injury, physical injury or property damage arising out of the Exploitation of a Licensed Product.  ViroPharma shall designate INS as an additional insured under its applicable insurance policies and shall provide INS with a certificate of insurance evidencing such coverage.  For such time as a sublicense of rights under the Academic License exists hereunder, ViroPharma will further comply with the insurance obligations of the Academic License, substituting ViroPharma for INS, mutatis mutandis, with respect to such obligations.  This Section 11.6 shall not create any limitation on a Party’s liability to the other under this Agreement.

ARTICLE 12
TERM AND TERMINATION

12.1  Term.  This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to Section 12.2, 12.3 or 12.4 hereof, shall continue on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of the last royalty obligation with respect to such Licensed Product in such country pursuant to Sections 6.2.1 and 6.2.2.

12.2  Termination for Material Breach.  Any material failure by a Party (the “Breaching Party”) to comply with any of its material obligations contained in this Agreement shall entitle the Party not in default to give to the Breaching Party written notice specifying the nature of the default, requiring the Breaching Party to make good or otherwise cure such default, and stating its intention if such default is not cured to terminate this Agreement.  If such default is not cured within *** days after the receipt of such notice (or, if such default cannot be cured within such *** day period, if the Breaching Party does not commence actions to cure such default within such period and thereafter diligently continue such actions or if such default is not otherwise cured within *** days after the receipt of such notice, except in the case of a payment default, as to which the Breaching Party shall have only a *** day cure period, provided, however, that such *** day cure period shall be stayed with respect to any portion of any payment default subject to a Dispute), the Party not in default shall be entitled, on written notice to the Breaching Party, without prejudice to any other rights conferred on it by this Agreement, and in addition to any other remedies available to it at law or in equity, to terminate this Agreement in its entirety.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.3  Other Termination by ViroPharma.  If ViroPharma determines, in its sole and absolute discretion, that it is not feasible or desirable to pursue the Development or Commercialization of Licensed Products contemplated by this Agreement, including (without thereby in any way limiting ViroPharma’s sole and absolute discretion) for scientific, technical, regulatory or commercial reasons (including safety or efficacy reasons), reasons relating to the present or future marketability or profitability of such Licensed Products, or reasons relating to the identity of any successor to INS or relations between ViroPharma and any such successor, then ViroPharma may, by written notice to INS, terminate this Agreement in its entirety upon *** days’ prior written notice to INS.

12.4  Termination Upon Insolvency.  Either Party may terminate this Agreement if, at any time, the other Party shall (a) file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of such other Party or of its assets, (b) propose a written agreement of composition or extension of its debts outside the ordinary course of its business, (c) be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, (d) propose or be a party to any dissolution or liquidation, (e) make an assignment for the benefit of its creditors, or (f) admit in writing its inability generally to meet its obligations as they fall due in the general course.

12.5  Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by INS or ViroPharma are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code.  The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) following any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.6  Licenses and Assignments Upon Termination (but Not Expiration).  Except as provided below in this Section 12.6, upon any termination of this Agreement:

12.6.1.   the licenses granted by INS to ViroPharma under Section 2.1 shall terminate in their entirety;

12.6.2.   Except with respect to ViroPharma’s termination of this Agreement under Section 12.2, ViroPharma shall, and does hereby, grant, and shall cause its Sublicensees and its and their respective Affiliates to so grant, to INS, subject to any agreement existing as of the Effective Date between ViroPharma and any Third Party governing the ViroPharma Technology, an exclusive, perpetual, irrevocable, worldwide, royalty-bearing (solely as provided in Section 12.7.6) license, with the right to grant sublicenses through multiple tiers of sublicensees, without the consent of ViroPharma, under the ViroPharma Technology to Exploit the Licensed Products for all purposes; and

12.6.3.   Subject to any agreement existing as of the Effective Date between ViroPharma and any Third Party governing the ViroPharma Technology, ViroPharma shall, and does hereby, and shall cause its Sublicensees and its and their respective Affiliates to, transfer, convey, assign and deliver to INS, and INS hereby accepts, all right, title and interest in and to, (a) the Licensed Products, including any related Information and inventions, and any Improvements with respect thereto (including ViroPharma Know-How and all material aspects of Confidential Information Controlled by ViroPharma as of the date of termination with respect to the Licensed Products), (b) any Regulatory Authorizations and related Regulatory Documentation and correspondence with Regulatory Authorities with respect to any Licensed Product, (c) any Product Trademarks, any other Trademarks (including any goodwill associated therewith), any generic names and any domain names incorporating the same that were used by, or developed for use by, ViroPharma in connection with any Licensed Product and (d) to the extent requested by INS in writing, any agreements with any Third Parties with respect to any Licensed Product (including agreements with contract research organizations, clinical sites and investigators).

12.7  Additional Consequences of Termination.

12.7.1.   Sale of Inventory.  In the event of any termination of this Agreement, ViroPharma may continue to sell its existing inventories and any work-in-process of Licensed Products until the occurrence of either:  (a) ViroPharma’s completion of the transfer of all Regulatory Authorizations and related Regulatory Documentation for Licensed Products and completion of performance under all then-existing contracts with Third Parties for the marketing, sale or manufacture of Licensed Products, or (b) INS’s directing ViroPharma to halt all sales of Licensed Products by written notice.  If either such event occurs prior to the sale of all of ViroPharma’s inventories and work-in-process of Licensed Products and the performance by ViroPharma of its obligations under such Third Party contracts, then ViroPharma shall ***, and INS shall *** and *** and ***, and thereafter ***.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.7.2.   Return of INS Materials and Information.  Except as reasonably required for the exercise of its rights under the last sentence of Section 6.2.2, upon the expiration or any termination of this Agreement, ViroPharma, at the request of INS, shall return or, at the election of ViroPharma, use reasonable efforts to destroy, and thereafter provide to INS written certification evidencing such destruction, all data, files, records and other materials in its possession or control relating to the INS Technology, or containing or comprising INS’s Information and inventions or other Confidential Information (except one copy of which may be retained solely for archival purposes) with respect to the terminated Licensed Product(s).

12.7.3.   Effect of Termination on Sublicenses Granted by ViroPharma.  In the event that this Agreement is terminated pursuant to this Article 12, INS will grant to each Sublicensee a license of the same rights under this Agreement conferred on the Sublicensee by the sublicense agreement on substantially those same terms and conditions as are contained in the applicable sublicense agreement, including the financial terms contained therein, provided that, at such time the Sublicensee is not in material breach of the applicable sublicense agreement; and further provided that INS shall not be obligated to provide Development or any other support, including financial support, to any Sublicensee.  Notwithstanding the foregoing, until such license is granted by INS, each sublicense entered into by ViroPharma or any of its Affiliates with a Sublicensee pursuant to Section 2.2 shall survive the termination of this Agreement, except to the extent that any such Sublicensee under any such sublicense agreement is in material breach of this Agreement or such sublicense agreement, in which case INS shall have the right to terminate any such sublicense agreement; and further provided that while such sublicense is in effect, to the extent that ViroPharma has agreed under such sublicense to provide Development or other support, including financial support, to any such Sublicensee, such support obligations shall be suspended until such license is granted by INS.  Notwithstanding any provision to the contrary, any sublicense agreement entered into by ViroPharma with any of its Affiliates shall terminate upon the termination of this Agreement.

12.7.4.   Milestone Payments; Royalties.  Following any termination of this Agreement, ViroPharma shall not be responsible for (a) any milestone payments for milestone events that are achieved under Section 6.1.2 following the effective date of such termination or (b) any royalty payments that accrue under Section 6.2 following the effective date of such termination, except in each case ((a) and (b)) with respect to any sales of Licensed Products made by ViroPharma, either itself or through an Affiliate, Sublicensee or Sublicensee’s Affiliate, pursuant to Section 12.7.1.

12.7.5.   Assistance.  Without limiting INS’s rights under other provisions of this Article 12, in the event of any termination of this Agreement, ViroPharma shall, and shall cause its Sublicensees and its and their respective Affiliates to, at the request and expense of INS, provide INS with such assistance as is reasonably necessary to effectuate a smooth and orderly transition of any such Development, Commercialization and other Exploitation activities, including any ongoing Clinical Trials, to INS or its designee so as to minimize any disruption of such activities.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.7.6.   Royalties to ViroPharma.  In consideration of the license rights granted by ViroPharma to INS under this Article 12 and the assignment of Regulatory Authorizations and related Regulatory Documentation as contemplated by this Article 12, INS shall pay to ViroPharma for each Licensed Product sold by INS, its (sub)licensees or its or their respective Affiliates anywhere in the world a royalty of *** (***) of Net Sales (substituting INS for ViroPharma in the definition thereof) during each full or partial Calendar Year following termination of this Agreement; provided, however, that INS’s obligation to pay royalties under this Section 12.7.6 shall terminate after the aggregate royalties paid under this Section 12.7.6 shall equal the sum of (a) all payments made by ViroPharma and its Sublicensees pursuant to Sections 6.1.1 (Up-Front Payment), 6.1.2 (Milestone Payments), and 6.2 (Royalties) prior to termination of this Agreement and (b) all documented Development expenses incurred by ViroPharma, its Affiliates or Sublicensees in connection with the Development of Licensed Product prior to termination of this Agreement.  Subject to the royalties for which provision is made in the preceding sentence, such Net Sales shall be the absolute property of INS.  The royalties contemplated by this Section 12.7.6 shall be payable by INS to ViroPharma in accordance with the provisions of Sections 6.2.4, 6.2.5, and 6.2.6, mutatis mutandis and Section 13.18.

12.7.7.   Accrued Rights.  Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration.  Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

12.7.8.   Survival.  Without limiting the foregoing, Sections 2.3, 6.2.2, 6.3, 6.4, 6.5, 7.1, Article 8 (in respect of Licensed Product sold prior to the expiration or termination of this Agreement or pursuant to Section 12.7.1), Article 9, Sections 10.4 and 10.5, Article 11, this Article 12, and Sections 13.3, 13.4, 13.5, 13.6, 13.7, 13.8, 13.9, 13.10, 13.11, 13.12, 13.13, 13.14, 13.15, 13.18, 13.19 and 13.20 of this Agreement shall survive the termination or expiration of this Agreement for any reason.

ARTICLE 13
MISCELLANEOUS

13.1  Force Majeure.  Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority.  The non-performing Party shall notify the other Party of such force majeure within thirty (30) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.  In the event that such force majeure event lasts for more than ninety (90) days, such suspension of performance shall be deemed a material breach of this Agreement and such other Party shall have the right to terminate this Agreement pursuant to Section 12.2.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.2  Change in Control.

13.2.1.   Either Party (or its successor) shall provide the other Party with written notice of any Change in Control of such Party within two (2) Business Days following the closing date of such transaction.

13.2.2.   In the event the Change in Control of INS or Acquisition involving INS involves a Competitor, will result in INS controlling, being controlled by, or being under common control with a Competitor, or will result in INS or any Person controlling, controlled by, or under common control with INS being involved in the Exploitation of (a) any pharmaceutical or biological composition, preparation or other type of product (including any over-the-counter product) that (i) contains OX1 (including any such product that contains OX1 together with one or more other ingredients (which may be either combined in a single formulation or bundled with separate formulations but sold as one product)) and/or (ii) is Developed for any Listed Orphan Indication, and/or (b) any *** or *** that contains OX1 (including any such product that contains OX1 together with one or more other ingredients (which may be either combined in a single formulation or bundled with separate formulations but sold as one product)), then ViroPharma shall have the right, in its sole and absolute discretion, by written notice delivered to INS (or its successor) at any time during the one hundred eighty (180) days following the written notice contemplated by Section 13.2.1, to *** of *** for *** to *** of *** to *** by *** for the ***.  For clarity, all other provisions of this Agreement shall remain in full force and effect.

13.3  Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on related to the Parties from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.4  Assignment.  Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party may, without such consent, assign or transfer this Agreement or any of its rights and obligations hereunder to (a) an Affiliate of such Party; or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates if in any such event (i) the assigning Party (provided that it is not the surviving entity) remains jointly and severally liable with the relevant Affiliate or Third Party assignee under this Agreement, and (ii) the relevant Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement.  Any attempted assignment or delegation in violation of the preceding sentence shall be void and of no effect.  All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of INS or ViroPharma, as the case may be.  In the event either Party seeks and obtains the other Party’s consent to assign or delegate its rights or obligations to another party, the assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement.  Notwithstanding any provision in this Agreement to the contrary, there shall be no limitation or restriction on any assignment by ViroPharma of its rights under this Agreement as collateral to a lender or financing or funding source or on any subsequent assignment by such assignee.

13.5  Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.  To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

13.6  Governing Law, Jurisdiction, Venue and Service.

13.6.1.   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.6.2.   Jurisdiction.  Subject to Sections 13.7 and 13.11, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in either case sitting in the Borough of Manhattan in the City of New York, for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.  The Parties irrevocably and unconditionally waive their right to a jury trial.

13.6.3.   Venue.  The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, in either case sitting in the Borough of Manhattan in the City of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

13.6.4.   Service.  Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 13.8 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

13.7  Dispute Resolution.

13.7.1.   General.  Except as provided in Section 10.4, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), then either Party shall have the right to refer such Dispute to the chief executive officers of the Parties (or their designees) who shall confer for attempted resolution of the Dispute by good faith negotiations during a period of thirty (30) Business Days.  Any final decision mutually agreed to by such officers shall be conclusive and binding on the Parties.  In the event the chief executive officers are not able to resolve such Dispute within such thirty (30) Business Day period, then either of such officers may request, within five (5) Business Days after the expiration of such period, that the Parties attempt non-binding mediation of any such Dispute for a period not to exceed thirty (30) Business Days.  Upon any such request, the Parties shall participate in good faith in such non-binding mediation.  If the Dispute remains unresolved after such thirty (30)-Business Day mediation period, or if neither of such representatives so requests such non-binding mediation, then except as provided in Sections 13.7.2 and 13.18.3 and with respect to any matter for which consent or approval is assigned to the Parties jointly, either Party may, by written notice to the other Party, initiate litigation for resolution of such Dispute.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.7.2.   Interim Relief.  Notwithstanding anything herein to the contrary, nothing in this Section 13.7 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party.  This Section 13.7.2 shall be specifically enforceable.

13.8  Notices.

13.8.1.   Notice Requirements.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 13.8.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 13.8.  Such Notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.  Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter.  This Section 13.8 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

13.8.2.   Address for Notice.

If to INS, to: Intellect Neurosciences Inc 45 West 36th Street 3rd Floor New York, NY 10018 Attention: Daniel G. Chain, Ph.D., Chairman & CEO Fax: (212) 448 9600

with a copy (which shall not constitute notice) to:
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, New York 10017
Attention:  Joel Papernik, Esquire
Facsimile:  (212) 983-3115

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If to ViroPharma, to: ViroPharma Incorporated 730 Stockton Drive Exton, Pennsylvania 19341 Attention: J. Peter Wolf, General Counsel Facsimile: (610) 458-7380

with a copy (which shall not constitute notice) to: DLA Piper LLP (US) The Marbury Building 6225 Smith Avenue Baltimore, MD 21209 Attention: Howard S. Schwartz, Esq. Facsimile: (410) 580-3251

13.9  Entire Agreement; Modifications.  This Agreement, together with the Schedules and Exhibits attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby.  Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein.  No amendment, modification, release or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.10  English Language.  This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language.  Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.11  Equitable Relief.  The Parties acknowledge and agree that the restrictions set forth in Section 2.5, Article 7 and Article 9 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of Section 2.5, Article 7 or Article 9 may result in irreparable injury to such other Party for which there will be no adequate remedy at law.  In the event of a breach or threatened breach of any provision of Section 2.5, Article 7 and Article 9, the non-breaching Party shall be authorized and entitled to obtain from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity.  Both Parties agree to waive, to the maximum extent permitted by Applicable Law, any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy.  Nothing in this Section 13.11 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.12  Waiver and Non-Exclusion of Remedies.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

13.13  No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

13.14     Further Assurance.  Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

13.15  Relationship of the Parties.  It is expressly agreed that INS, on the one hand, and ViroPharma, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency.  Neither INS, on the one hand, nor ViroPharma, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so, such consent not to be unreasonably withheld or delayed.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

13.16  Performance by Affiliates.  Each of INS and ViroPharma acknowledges that certain obligations under this Agreement may be performed by Affiliates of INS and ViroPharma.  Each of INS and ViroPharma guarantees performance of this Agreement by any of its Affiliates.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.17  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed by scanned and electronically or facsimile transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

13.18  Payments; Audits.

13.18.1.   Interest on Late Payments.  If any payment due to a Party under this Agreement is not paid when due, then the owing Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) equal to the lesser of (a) the prime rate as reported on the first Business Day of each month such payment is overdue in The Wall Street Journal, Eastern Edition, plus *** percentage points, and (b) the maximum rate permitted by Applicable Law.  Interest payable under this Section 13.18.1 shall run from the day following the date upon which payment of the relevant principal sum became due through the date of payment thereof in full together with such interest.

13.18.2.   Audit.  Each Party shall have the right to have an independent certified public accounting firm of internationally recognized standing, and reasonably acceptable to the other Party, provided with access by such other Party during normal business hours, and upon reasonable prior written notice, to examine only those records of such other Party (and its Affiliates and sublicensees) as may be reasonably necessary to determine, with respect to any Calendar Year ending not more than three (3) years prior to the auditing Party’s request, the correctness or completeness of any payment made under this Agreement.  Such examinations may not (a) be conducted more than once in any *** period (unless a previous audit during such *** period revealed an underpayment with respect to such period or the audited Party restates or revises such books and records for such period) or (b) be repeated for any Calendar Year.  Results of such audit shall (i) be (A) limited to information relating to the Licensed Products, (B) made available to both Parties in writing and (C) subject to Article 10 and (ii) not reveal any specific information of the audited Party to the auditing Party other than (A) whether the audited Party is in compliance with its payment obligations under this Agreement and (B) the amount of any additional payment owed to the auditing Party or excess payment reimbursable to the audited Party.  Except as provided below, the cost of this examination shall be borne by the auditing Party, unless the audit reveals a variance of more than five percent (5%) from the reported amounts, in which case the audited Party shall bear the cost of the audit.  Unless disputed pursuant to Section 13.18.3, if such audit concludes that additional payments were owed or that excess payments were made during such period, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 13.18.1, or the auditing Party shall reimburse such excess payments, with interest from the date of original payment as provided in Section 13.18.1, within sixty (60) days after the date on which such auditor’s written report is delivered to the Parties.

13.18.3.   Audit Dispute.  In the event of a Dispute of any audit under Section 13.18.2, INS and ViroPharma shall work in good faith to resolve the disagreement.  If the Parties are unable to reach a mutually acceptable resolution of any such Dispute within thirty (30) days, the Dispute shall be resolved in accordance with Section 13.7.

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.18.4.   Confidentiality.  The receiving Party shall treat all information subject to review under this Section 13 in accordance with the confidentiality provisions of Article 10.

13.19  References.  Unless otherwise specified, (a) references in this Agreement to any Article, Section, Schedule or Exhibit shall mean references to such Article, Section, Schedule or Exhibit of this Agreement, (b) references in any section to any clause are references to such clause of such section and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

13.20  Construction.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term.  The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

[The remainder of this page has been intentionally left blank.]

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their proper officers as of the date first written above.

Intellect Neurosciences, Inc.

By:	/s/ Daniel Chain
Name: Daniel Chain
Title: Chairman & CEO

Intellect USA, Inc.
By:	/s/ Daniel Chain
Name: Daniel Chain
Title: Chairman & CEO

[Signature Page to License Agreement]

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ViroPharma Incorporated

By:	/s/ Vincent J. Milano
Name: Vincent J. Milano
Title: CEO

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.47

INS Patents

COUNTRY	F&R Reference	TYPE	FILE	SERIAL NO	ISSUE	PATENT NO	STATUS
***
***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***			***

COUNTRY	F&R Reference	TYPE	FILE	SERIAL NO	ISSUE	PATENT NO	STATUS
***
***
***	***	***	***	***			***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***			***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***			***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***			***
***	***	***	***	***			***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***			***

Schedule 1.47

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 3.2.1
Transferred Technology

INS shall, *** after the Effective Date, provide to ViroPharma, in such form and format as ViroPharma may reasonably request, all *** and *** from or relating to:

***

Schedule 3.2.1

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 3.2.2
Transferred Materials

***, including the following:

***.

***, including the following:

***

Schedule 3.2.2

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 10.3.5
INS History and Academic License Chain of Title

In February 1997, Dr. Daniel Chain formed Mindset Limited (“Mindset BVI”), a British Virgin Islands corporation.

On August 10, 1998, Mindset BVI acquired the NYU License and SAMSF License.

In July 1999, Dr. Chain founded Mindset Biopharmaceuticals USA, Inc., a Delaware corporation (“Mindset USA”), and Mindset Ltd., an Israeli corporation, as a wholly-owned subsidiary of Mindset USA (“Mindset Israel”).

In December, 2001 MPM Capital, a private equity fund, and Clal Biotechnology Industries (“CBI”) signed final agreements to invest a total of $15 million in Mindset USA.

In 2001, Dr. Chain founded MindGenix Inc., a contract drug testing company, as a subsidiary of Mindset USA.  MindGenix performed contract testing of drugs in an Alzheimer’s transgenic mouse model for third-party pharmaceutical companies and for Mindset USA/Mindset Israel.

In September 2002, Mindset BVI entered into amendments to the NYU License and SAMSF License, which, among other things, assigned the licenses to Mindset USA.

Intellect Neurosciences, Inc. was incorporated in Delaware on April 25, 2005 under the name Eidetic Biosciences, Inc. and changed its name to Mindset Neurosciences, Inc. on April 28, 2005, to Lucid Neurosciences, Inc. on May 17, 2005 and to Intellect Neurosciences, Inc. on May 20, 2005.

Effective June 23, 2005, Intellect entered into an agreement (the “Asset Transfer Agreement”) with Mindset USA. to acquire from Mindset USA certain intellectual property related assets, including the NYU License and the SAMSF License, patents, patent applications, trademarks, licenses, know-how inventions and certain inventories.  The Asset Transfer Agreement included the purchase of all of Mindset USA’s debt to disinterested creditors and a contribution toward the settlement of creditors of Mindset Israel including its former employees.

Effective June 28, 2005, New York University and University of South Alabama Medical Science Foundation consented to the assignments of the NYU License and SAMSF License, respectively, from Mindset USA to Intellect Neurosciences, Inc.

In October 2005, Dr. Chain resigned as CEO of Mindset USA and assumed the role of Chairman & CEO of Intellect Neurosciences, Inc.

On January 25, 2007, GlobePan Resources, Inc. (“GlobePan”) entered into an agreement and plan of merger with Intellect Neurosciences, Inc. and INS Acquisition, Inc. (“Acquisition Sub”) a wholly-owned Delaware subsidiary of GlobePan, pursuant to which Acquisition Sub merged with and into Intellect Neurosciences, Inc., Acquisition Sub ceased to exist and Intellect Neurosciences, Inc. survived the merger and became the wholly-owned subsidiary of GlobePan. Intellect Neurosciences, Inc., the surviving entity in the merger, then changed its name to Intellect USA, Inc. and GlobePan changed its name to Intellect Neurosciences, Inc.

Schedule 10.3.5

Portions of this Exhibit, indicated by the mark “***,” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.